Exhibit 99.1
REALIGNED FINANCIAL SUPPLEMENT

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
TABLE OF CONTENTS

JPMorgan Chase & Co.
Revised Financial Disclosure
Commencing October 1, 2008, JPMorgan Chase & Co. (“JPMC” or the “Firm”) revised certain of its financial disclosures to reflect more closely the manner in which its business segments are now being managed. The revisions are reflected in the Firm’s financial reports and disclosures commencing with its report of financial results for the fourth quarter of 2008.
In summary, the changes that have been made in financial reporting disclosure are as follows:
1. Retail Financial Services (“RFS”)—RFS has been reorganized, commencing October 1, 2008, into the following two business segments: Retail Banking and Consumer Lending. The chart on the following page provides a mapping of the previous segment reporting to the new RFS segments.
•	All prior periods have been reclassified to conform to current period presentation.
2. Corporate/Private Equity & RFS—Prime mortgage balances that were originated in RFS and, prior to October 1, 2008, had been held in the Corporate/Private Equity segment have been transferred, effective October 1, 2008, to RFS and are included, for financial reporting and risk management purposes, in the Consumer Lending segment of RFS.
•	All prior periods have been reclassified to conform to current period presentation.
3. Washington Mutual—As previously disclosed, the acquisition of the banking operations of Washington Mutual Bank (“WaMu”) from the Federal Deposit Insurance Corporation on September 25, 2008, did not have a material impact on the results of operations of the Firm for the quarter ended September 30, 2008, except with respect to the charge to conform WaMu’s loan loss reserves and the extraordinary gain related to the transaction, both of which were reflected in the Corporate/Private Equity segment. Commencing October 1, 2008, the assets acquired and liabilities assumed from WaMu were assigned to the appropriate lines of business, primarily RFS, Card Services and Commercial Banking, as well as to the Corporate/Private Equity segment. The results of operations resulting from such assets and liabilities have been reflected in each respective line of business starting in the fourth quarter of 2008. Disclosures related to these assets and liabilities have been enhanced as follows:
•	WaMu balance sheet items at September 30, 2008, have been reclassified to the appropriate business segments and are reflected in end of period third quarter balance sheet amounts.
•	In addition:
RFS—the Consumer Lending loan balance and other balance-related credit data has been enhanced to provide detail on credit-impaired versus non-credit impaired balances.
Card Services—Managed loan balances and selected key statistics for WaMu and heritage JPMorgan Chase-only are provided as supplemental information.
Commercial Banking—Commercial Term Lending has been added as a client segment and includes WaMu’s multi-family and commercial mortgage business. All other WaMu-related commercial bank activities are reported in the Real Estate Banking or Other segments of Commercial Banking.
4. Additional line item disclosures have been provided in this financial supplement as follows:
•	RFS—Retail Banking deposit margin
•	Commercial Banking—Nonperforming assets

JPMorgan Chase & Co.
Revisions to JPMorgan Chase Financial Disclosure Retail Financial Services Card Services Commercial Bank Prior Reporting Segments Regional Banking Mortgage Banking Auto Finance Consumer and business Banking (including Business Banking Loans) Other Loan portfolios Admin/Other Mortgage production Mortgage servicing Auto originations Auto loan and leas balances Restated Reporting Segments Retail Banking Consumer Lending Consumer and Business Banking (including Business Banking loans) WaMu Consumer and Business Banking added Loan originations and balances (including home lending, education, auto and other loans) Mortgage production and servicing WaMu Home Lending business (originations, servicing, and portfolio) Chase prime mortgages previously reported in Corporate/Private Equity moved into Consumer Lending WaMu Card business added Supplement disclosure enhanced with key statistics on WaMu card portfolio WaMu commercial bank business added New client segment, "Commercial Term Lending"; includes WaMu multi-family and commercial mortgage loans

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
SELECTED INCOME STATEMENT DATA
Total net revenue (a)	$14,737	$18,399	$16,890	$17,384	$16,112	$18,908	$18,968	$71,372	$61,999
Provision for credit losses (b)	5,787	3,455	4,424	2,542	1,785	1,529	1,008	6,864	3,270
Total noninterest expense	11,137	12,177	8,931	10,720	9,327	11,028	10,628	41,703	38,843

Income (loss) from continuing operations	(54)	2,003	2,373	2,971	3,373	4,234	4,787	15,365	13,649
Income from discontinued operations (c)	—	—	—	—	—	—	—	—	795
Extraordinary gain (d)	581	—	—	—	—	—	—	—	—
Net income	527	2,003	2,373	2,971	3,373	4,234	4,787	15,365	14,444

PER COMMON SHARE:
Basic Earnings
Income (loss) from continuing operations	(0.06)	0.56	0.70	0.88	1.00	1.24	1.38	4.51	3.93
Net income	0.11	0.56	0.70	0.88	1.00	1.24	1.38	4.51	4.16

Diluted Earnings
Income (loss) from continuing operations	(0.06)	0.54	0.68	0.86	0.97	1.20	1.34	4.38	3.82
Net income	0.11	0.54	0.68	0.86	0.97	1.20	1.34	4.38	4.04

Cash dividends declared	0.38	0.38	0.38	0.38	0.38	0.38	0.34	1.48	1.36
Book value	36.95	37.02	36.94	36.59	35.72	35.08	34.45	36.59	33.45
Closing share price	46.70	34.31	42.95	43.65	45.82	48.45	48.38	43.65	48.30
Market capitalization	174,048	117,881	146,066	146,986	153,901	164,659	165,280	146,986	167,199

COMMON SHARES OUTSTANDING:
Weighted-average diluted shares outstanding	3,444.6 (k)	3,531.0	3,494.7	3,471.8	3,477.7	3,521.6	3,559.5	3,507.6	3,573.9
Common shares outstanding at period-end (e)	3,726.9	3,435.7	3,400.8	3,367.4	3,358.8	3,398.5	3,416.3	3,367.4	3,461.7

FINANCIAL RATIOS: (f)
Income (loss) from continuing operations:
Return on common equity (“ROE”)	(1)%	6%	8%	10%	11%	14%	17%	13%	12%
Return on equity-goodwill (“ROE-GW”) (g)	(1)	10	12	15	18	23	27	21	20
Return on assets (“ROA”) (h)	(0.01)	0.48	0.61	0.77	0.91	1.19	1.41	1.06	1.04
Net income:
ROE	1	6	8	10	11	14	17	13	13
ROE-GW (g)	2	10	12	15	18	23	27	21	22
ROA	0.12	0.48	0.61	0.77	0.91	1.19	1.41	1.06	1.10

CAPITAL RATIOS:
Tier 1 capital ratio	8.9	9.2	8.3	8.4	8.4	8.4	8.5	8.4	8.7
Total capital ratio	12.6	13.4	12.5	12.6	12.5	12.0	11.8	12.6	12.3

SELECTED BALANCE SHEET DATA (Period-end)
Total assets	$2,251,469	$1,775,670	$1,642,862	$1,562,147	$1,479,575	$1,458,042	$1,408,918	$1,562,147	$1,351,520
Wholesale loans	288,445	229,359	231,297	213,076	197,728	181,968	168,194	213,076	183,742
Consumer loans	472,936	308,670	305,759	306,298	288,592	283,069	281,571	306,298	299,385
Deposits	969,783	722,905	761,626	740,728	678,091	651,370	626,428	740,728	638,788
Common stockholders’ equity	137,691	127,176	125,627	123,221	119,978	119,211	117,704	123,221	115,790

Headcount (i)	228,452	195,594	182,166	180,667	179,847	179,664	176,314	180,667	174,360

LINE OF BUSINESS NET INCOME (LOSS)
Investment Bank	$882	$394	$(87)	$124	$296	$1,179	$1,540	$3,139	$3,674
Retail Financial Services	64	503	(311)	731	618	753	823	2,925	3,213
Card Services	292	250	609	609	786	759	765	2,919	3,206
Commercial Banking	312	355	292	288	258	284	304	1,134	1,010
Treasury & Securities Services	406	425	403	422	360	352	263	1,397	1,090
Asset Management	351	395	356	527	521	493	425	1,966	1,409
Corporate/Private Equity (j)	(1,780)	(319)	1,111	270	534	414	667	1,885	842

Net income	$527	$2,003	$2,373	$2,971	$3,373	$4,234	$4,787	$15,365	$14,444

(a)  The Firm adopted SFAS 157 in the first quarter of 2007. For additional information, see Note 4 of JPMorgan Chase’s 2007 Annual Report
(b)  Includes accounting conformity loan loss reserve provision related to the acquisition of Washington Mutual Bank’s banking operations.
(c)  On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses are reported as discontinued operations for 2006.
(d)  JPMorgan Chase acquired the banking operations of Washington Mutual Bank for $1.9 billion. The fair value of the net assets acquired exceeded the purchase price which resulted in negative goodwill. In accordance with SFAS 141, nonfinancial assets that are not held-for-sale were written down against that negative goodwill. The negative goodwill that remained after writing down nonfinancial assets was recognized as an extraordinary gain.
(e)  On September 30, 2008, the Firm issued $11.5 billion, or 284 million shares, of its common stock at $40.50 per share.
(f)   Quarterly ratios are based upon annualized amounts.
(g)  Net income applicable to common stock divided by total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm also utilizes this measure to facilitate comparisons to competitors.
(h)  Income from continuing operations divided by total average assets less average assets of discontinued operations held-for-sale.
(i)   Increases in the third quarter and second quarter of 2008 predominantly relate to the acquisition of Washington Mutual Bank’s banking operations and Bear Stearns & Co., respectively.
(j)   See Corporate/Private Equity Financial Highlights for additional details.
(k)  Common equivalent shares have been excluded from the computation of diluted earnings per share for the third quarter of 2008, as the effect would be antidilutive.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
STATEMENTS OF INCOME
(in millions, except per share and ratio data)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
REVENUE
Investment banking fees	$1,316	$1,612	$1,216	$1,662	$1,336	$1,898	$1,739	$6,635	$5,520
Principal transactions (a)	(2,763)	752	(803)	165	650	3,713	4,487	9,015	10,778
Lending & deposit-related fees	1,168	1,105	1,039	1,066	1,026	951	895	3,938	3,468
Asset management, administration and commissions	3,485	3,628	3,596	3,896	3,663	3,611	3,186	14,356	11,855
Securities gains (losses)	424	647	33	148	237	(223)	2	164	(543)
Mortgage fees and related income (b)	457	696	525	898	221	523	476	2,118	591
Credit card income	1,771	1,803	1,796	1,857	1,777	1,714	1,563	6,911	6,913
Other income	(115)	(138)	1,829	469	289	553	518	1,829	2,175

Noninterest revenue	5,743	10,105	9,231	10,161	9,199	12,740	12,866	44,966	40,757

Interest income	17,326	16,529	17,532	18,619	18,806	17,342	16,620	71,387	59,107
Interest expense	8,332	8,235	9,873	11,396	11,893	11,174	10,518	44,981	37,865

Net interest income	8,994	8,294	7,659	7,223	6,913	6,168	6,102	26,406	21,242

TOTAL NET REVENUE	14,737	18,399	16,890	17,384	16,112	18,908	18,968	71,372	61,999

Provision for credit losses (c)	5,787	3,455	4,424	2,542	1,785	1,529	1,008	6,864	3,270

NONINTEREST EXPENSE
Compensation expense	5,858	6,913	4,951	5,469	4,677	6,309	6,234	22,689	21,191
Occupancy expense	766	669	648	659	657	652	640	2,608	2,335
Technology, communications and equipment expense	1,112	1,028	968	986	950	921	922	3,779	3,653
Professional & outside services	1,451	1,450	1,333	1,421	1,260	1,259	1,200	5,140	4,450
Marketing	453	413	546	570	561	457	482	2,070	2,209
Other expense (d)	1,096	1,233	169	1,254	812	1,013	735	3,814	3,272
Amortization of intangibles	305	316	316	339	349	353	353	1,394	1,428
Merger costs	96	155	—	22	61	64	62	209	305

TOTAL NONINTEREST EXPENSE	11,137	12,177	8,931	10,720	9,327	11,028	10,628	41,703	38,843

Income (loss) from continuing operations before income tax expense	(2,187)	2,767	3,535	4,122	5,000	6,351	7,332	22,805	19,886
Income tax expense (benefit) (e)	(2,133)	764	1,162	1,151	1,627	2,117	2,545	7,440	6,237

Income (loss) from continuing operations	(54)	2,003	2,373	2,971	3,373	4,234	4,787	15,365	13,649
Income from discontinued operations (f)	—	—	—	—	—	—	—	—	795
Extraordinary gain (g)	581	—	—	—	—	—	—	—	-

NET INCOME	$527	$2,003	$2,373	$2,971	$3,373	$4,234	$4,787	$15,365	$14,444

DILUTED EARNINGS PER SHARE
Income (loss) from continuing operations	$(0.06)	$0.54	$0.68	$0.86	$0.97	$1.20	$1.34	$4.38	$3.82
Income from discontinued operations (f)	—	—	—	—	—	—	—	—	0.22
Extraordinary gain (g)	0.17	—	—	—	—	—	—	—	-

Net Income	$0.11	$0.54	$0.68	$0.86	$0.97	$1.20	$1.34	$4.38	$4.04

FINANCIAL RATIOS
Income (loss) from continuing operations:
ROE	(1)%	6%	8%	10%	11%	14%	17%	13%	12%
ROE-GW	(1)	10	12	15	18	23	27	21	20
ROA	(0.01)	0.48	0.61	0.77	0.91	1.19	1.41	1.06	1.04
Net income:
ROE	1	6	8	10	11	14	17	13	13
ROE-GW	2	10	12	15	18	23	27	21	22
ROA	0.12	0.48	0.61	0.77	0.91	1.19	1.41	1.06	1.10
Effective income tax rate (e)	98	28	33	28	33	33	35	33	31
Overhead ratio	76	66	53	62	58	58	56	58	63

EXCLUDING IMPACT OF MERGER COSTS (h)
Income (loss) from continuing operations	$(54)	$2,003	$2,373	$2,971	$3,373	$4,234	$4,787	$15,365	$13,649
Merger costs (after-tax)	60	96	—	14	38	40	38	130	189

Income from continuing operations excluding merger costs	$6	$2,099	$2,373	$2,985	$3,411	$4,274	$4,825	$15,495	$13,838

Diluted Per Share:
Income (loss) from continuing operations	$(0.06)	$0.54	$0.68	$0.86	$0.97	$1.20	$1.34	$4.38	$3.82
Merger costs (after-tax)	0.02	0.03	—	—	0.01	0.01	0.01	0.04	0.05

Income (loss) from continuing operations excluding merger costs	$(0.04)	$0.57	$0.68	$0.86	$0.98	$1.21	$1.35	$4.42	$3.87

(a)	The Firm adopted SFAS 157 in the first quarter of 2007. For additional information, see Note 4 of JPMorgan Chase’s 2007 Annual Report

(b)	The Firm adopted SFAS 159 in the first quarter of 2007. As a result, beginning in the first quarter of 2007, certain loan origination costs have been classified as expense (previously netted against revenue).

(c)	Includes accounting conformity loan loss reserve provision related to the acquisition of Washington Mutual Bank’s banking operations.

(d)	Insurance recoveries related to settlement of the Enron and WorldCom class action litigations and for certain other material legal proceedings were $512 million for full year 2006.

(e)	The income tax benefit in the 2008 third quarter includes the result of an increased proportion of income that was not subject to U.S. federal income taxes, increased tax credits, and the realization of a benefit from the release of deferred tax liabilities associated with the undistributed earnings of certain non-U.S. subsidiaries that were deemed to be reinvested indefinitely.

(f)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses were reported as discontinued operations for 2006.

(g)	JPMorgan Chase acquired the banking operations of Washington Mutual Bank from the FDIC for $1.9 billion. The fair value of the net assets acquired from the FDIC exceeded the purchase price which resulted in negative goodwill. In accordance with SFAS 141, nonfinancial assets that are not held-for-sale were written down against that negative goodwill. The negative goodwill that remained after writing down nonfinancial assets was recognized as an extraordinary gain.

(h)	Income from continuing operations excluding merger costs, a non-GAAP financial measure, is used by the Firm to facilitate comparison of results against the Firm’s ongoing operations and with other companies’ U.S. GAAP financial statements.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2008	2008	2008	2007	2007	2007	2007	2006
ASSETS
Cash and due from banks	$54,350	$32,255	$46,888	$40,144	$32,766	$35,449	$31,836	$40,412
Deposits with banks	34,372	17,150	12,414	11,466	26,714	41,736	30,973	13,547
Federal funds sold and securities purchased under resale agreements	233,668	176,287	203,176	170,897	135,589	125,930	144,306	140,524
Securities borrowed	152,050	142,854	81,014	84,184	84,697	88,360	84,800	73,688
Trading assets:
Debt and equity instruments	401,609	409,608	386,170	414,273	389,119	391,508	373,684	310,137
Derivative receivables	118,648	122,389	99,110	77,136	64,592	59,038	49,647	55,601
Securities	150,779	119,173	101,647	85,450	97,706	95,984	97,029	91,975
Loans (net of allowance for loan losses)	742,329	524,783	525,310	510,140	478,207	457,404	442,465	475,848
Accrued interest and accounts receivable (a)	104,232	64,294	50,989	24,823	26,401	26,716	23,663	22,891
Premises and equipment	9,962	11,843	9,457	9,319	8,892	9,044	8,728	8,735
Goodwill	46,121	45,993	45,695	45,270	45,335	45,254	45,063	45,186
Other intangible assets:
Mortgage servicing rights	17,048	11,617	8,419	8,632	9,114	9,499	7,937	7,546
Purchased credit card relationships	1,827	1,984	2,140	2,303	2,427	2,591	2,758	2,935
All other intangibles	3,653	3,675	3,815	3,796	3,959	4,103	4,205	4,371
Other assets (b)	180,821	91,765	66,618	74,314	74,057	65,426	61,824	58,124

TOTAL ASSETS	$2,251,469	$1,775,670	$1,642,862	$1,562,147	$1,479,575	$1,458,042	$1,408,918	$1,351,520

LIABILITIES
Deposits	$969,783	$722,905	$761,626	$740,728	$678,091	$651,370	$626,428	$638,788
Federal funds purchased and securities sold under repurchase agreements	224,075	194,724	192,633	154,398	178,767	205,961	218,917	162,173
Commercial paper	54,480	50,151	50,602	49,596	33,978	25,116	25,354	18,849
Other borrowed funds (b)	167,827	22,594	28,430	28,835	31,154	29,263	19,871	18,053
Trading liabilities:
Debt and equity instruments	76,213	87,841	78,982	89,162	80,748	93,969	94,309	90,488
Derivative payables	85,816	95,749	78,983	68,705	68,426	61,396	50,316	57,469
Accounts payable, accrued expenses and other liabilities (including the allowance for lending-related commitments) (c)	260,563	171,004	106,088	94,476	86,524	84,785	87,603	88,096
Beneficial interests issued by consolidated VIEs	11,437	20,071	14,524	14,016	13,283	14,808	13,109	16,184
Long-term debt	238,034	260,192	189,995	183,862	173,696	159,493	143,274	133,421
Junior subordinated deferrable interest debentures held by trusts that issued guaranteed capital debt securities	17,398	17,263	15,372	15,148	14,930	12,670	12,033	12,209

TOTAL LIABILITIES	2,105,626	1,642,494	1,517,235	1,438,926	1,359,597	1,338,831	1,291,214	1,235,730

STOCKHOLDERS’ EQUITY
Preferred stock	8,152	6,000	—	—	—	—	—	—
Common stock	3,942	3,658	3,658	3,658	3,658	3,658	3,658	3,658
Capital surplus	90,535	78,870	78,072	78,597	78,295	78,020	77,760	77,807
Retained earnings (d)	55,217	56,313	55,762	54,715	53,064	51,011	48,105	43,600
Accumulated other comprehensive income (loss)	(2,227)	(1,566)	(512)	(917)	(1,830)	(2,080)	(1,482)	(1,557)
Shares held in RSU trust	(267)	(269)	—	—	—	—	—	—
Treasury stock, at cost	(9,509)	(9,830)	(11,353)	(12,832)	(13,209)	(11,398)	(10,337)	(7,718)

TOTAL STOCKHOLDERS’ EQUITY	145,843	133,176	125,627	123,221	119,978	119,211	117,704	115,790

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,251,469	$1,775,670	$1,642,862	$1,562,147	$1,479,575	$1,458,042	$1,408,918	$1,351,520

(a)	Includes margin loans; receivables from brokers, dealers and clearing organizations; and securities fails.

(b)	On September 18, 2008, the Federal Reserve established a special lending facility, the AML Facility, to provide liquidity to eligible money market mutual funds. The Firm participated in the AML Facility and had ABCP investments totaling $61.3 billion at September 30, 2008. These ABCP investments were recorded in other assets with the corresponding nonrecourse liability to the Federal Reserve Bank of Boston for the same amounts recorded in other borrowed funds.
(c)	Includes brokerage customer payables; payables to brokers, dealers and clearing organizations; and securities fails.

(d)	The cumulative effect of changes in accounting principles increased retained earnings as a result of implementing SFAS 157, SFAS 159 and FIN 48 in the first quarter of 2007. For additional information, see Note 4 of JPMorgan Chase’s 2007 Annual Report.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
AVERAGE BALANCES
ASSETS
Deposits with banks	$41,303	$38,813	$31,975	$41,363	$39,906	$18,153	$16,224	$29,010	$27,730
Federal funds sold and securities purchased under resale agreements	164,980	155,664	153,864	140,622	133,780	132,768	135,499	135,677	132,118
Securities borrowed	134,651	100,322	83,490	86,649	87,955	90,810	78,768	86,072	83,831
Trading assets — debt instruments	298,760	302,053	322,986	308,175	310,445	294,931	257,079	292,846	205,506
Securities	119,443	109,834	89,757	93,236	95,694	96,921	95,326	95,290	77,845
Interests in purchased receivables (a)	—	—	—	—	—	—	—	—	13,941
Loans	536,890	537,964	526,598	508,172	476,912	465,763	467,453	479,679	454,535
Other assets (b)	37,237	15,629	—	—	—	—	—	—	—

Total interest-earning assets	1,333,264	1,260,279	1,208,670	1,178,217	1,144,692	1,099,346	1,050,349	1,118,574	995,506
Trading assets — equity instruments	92,300	99,525	78,810	93,453	86,177	85,830	88,791	88,569	74,573
Goodwill	45,947	45,781	45,699	45,321	45,276	45,181	45,125	45,226	43,872
Other intangible assets:
Mortgage servicing rights	11,811	9,947	8,273	8,795	9,290	8,371	7,784	8,565	7,484
All other intangible assets	5,512	5,823	6,202	6,220	6,532	6,854	7,139	6,684	7,420
All other noninterest-earning assets	267,525	247,344	222,143	198,031	185,367	186,404	179,727	187,426	168,442
Assets of discontinued operations held-for-sale (c)	—	—	—	—	—	—	—	—	16,497

TOTAL ASSETS	$1,756,359	$1,668,699	$1,569,797	$1,530,037	$1,477,334	$1,431,986	$1,378,915	$1,455,044	$1,313,794

LIABILITIES
Interest-bearing deposits	$589,348	$612,305	$600,132	$587,297	$540,937	$513,451	$498,717	$535,359	$452,323
Federal funds purchased and securities sold under repurchase agreements	200,032	203,348	179,897	171,450	206,174	209,323	199,252	196,500	183,783
Commercial paper	47,579	47,323	47,584	48,821	26,511	25,282	22,339	30,799	17,710
Other borrowings and liabilities (d)	161,821	111,477	107,552	99,259	104,995	100,715	95,664	100,181	102,147
Beneficial interests issued by consolidated VIEs	11,431	17,990	14,082	14,183	14,454	13,641	15,993	14,563	28,652
Long-term debt	261,385	229,336	200,354	191,797	177,851	162,465	148,146	170,206	129,667

Total interest-bearing liabilities	1,271,596	1,221,779	1,149,601	1,112,807	1,070,922	1,024,877	980,111	1,047,608	914,282
Noninterest-bearing liabilities	351,023	315,965	295,616	295,670	287,436	289,058	282,559	288,713	272,994
Liabilities of discontinued operations held-for-sale (c)	—	—	—	—	—	—	—	—	15,787

TOTAL LIABILITIES	1,622,619	1,537,744	1,445,217	1,408,477	1,358,358	1,313,935	1,262,670	1,336,321	1,203,063

Preferred stock	7,100	4,549	—	—	—	—	—	—	34
Common stockholders’ equity	126,640	126,406	124,580	121,560	118,976	118,051	116,245	118,723	110,697

TOTAL STOCKHOLDERS’ EQUITY	133,740	130,955	124,580	121,560	118,976	118,051	116,245	118,723	110,731

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,756,359	$1,668,699	$1,569,797	$1,530,037	$1,477,334	$1,431,986	$1,378,915	$1,455,044	$1,313,794

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with banks	3.04%	3.87%	4.22%	4.95%	5.06%	4.56%	4.65%	4.89%	4.56%
Federal funds sold and securities purchased under resale agreements	3.76	3.84	3.80	4.41	4.83	4.99	4.95	4.79	4.22
Securities borrowed	2.07	2.29	3.56	4.77	5.60	5.31	5.42	5.27	4.06
Trading assets — debt instruments	6.06	5.59	5.75	5.84	6.09	5.65	5.96	5.89	5.41
Securities	5.09	5.27	5.47	5.58	5.69	5.68	5.68	5.65	5.53
Interests in purchased receivables	—	—	—	—	—	—	—	—	4.68
Loans	6.31	6.36	7.10	7.60	7.80	7.65	7.53	7.65	7.26
Other assets (b)	3.29	3.97	—	—	—	—	—	—	—
Total interest-earning assets	5.22	5.34	5.88	6.30	6.55	6.37	6.44	6.42	5.96

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	2.26	2.36	3.09	3.84	4.13	4.17	4.06	4.04	3.77
Federal funds purchased and securities sold under repurchase agreements	2.63	2.73	3.31	4.35	5.18	5.19	5.09	4.98	4.45
Commercial paper	2.05	2.17	3.41	4.40	4.68	4.92	4.89	4.65	4.49
Other borrowings and liabilities (d)	2.84	3.77	5.03	5.02	4.90	4.69	5.07	4.91	5.00
Beneficial interests issued by consolidated VIEs	2.87	2.24	3.78	4.36	4.52	3.22	3.82	3.98	4.31
Long-term debt	3.31	3.27	3.82	3.90	3.99	3.77	3.85	3.88	4.24
Total interest-bearing liabilities	2.61	2.71	3.45	4.06	4.41	4.37	4.35	4.29	4.14
INTEREST RATE SPREAD	2.61%	2.63%	2.43%	2.24%	2.14%	2.00%	2.09%	2.13%	1.82%

NET YIELD ON INTEREST-EARNING ASSETS	2.73%	2.71%	2.59%	2.46%	2.43%	2.30%	2.38%	2.39%	2.16%

NET YIELD ON INTEREST-EARNING ASSETS
ADJUSTED FOR SECURITIZATIONS	3.06%	3.06%	2.95%	2.80%	2.75%	2.63%	2.73%	2.73%	2.56%

(a)	As a result of restructuring certain multi-seller conduits the Firm administers, during the second quarter of 2006, JPMorgan Chase deconsolidated $29 billion of interests in purchased receivables, $3 billion of loans and $1 billion of securities, and recorded $33 billion of lending-related commitments.

(b)	Includes margin loans and the Firm’s investment in asset-backed commercial paper under the Federal Reserve Bank of Boston’s AML Facility.

(c)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses for the consumer, business banking and middle-market banking businesses of The Bank of New York. As a result of this transaction, for purposes of the consolidated average balance sheet for assets and liabilities transferred to discontinued operations, JPMorgan Chase used Federal funds sold interest income as a reasonable estimate of the earnings on corporate trust deposits for the periods prior to the close of the transaction; therefore, JPMorgan Chase transferred to assets of discontinued operations held-for-sale average federal funds sold, along with the related interest income earned, and transferred to liabilities of discontinued operations held-for-sale average corporate trust deposits.

(d)	Includes securities sold but not yet purchased, brokerage customer payables and advances from federal home loan bank.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions)
The Firm prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”). That presentation, which is referred to as “reported basis,” provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements.
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines’ of business results on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications that assume credit card loans securitized by Card Services remain on the balance sheet and presents revenue on a fully taxable-equivalent (“FTE”) basis. These adjustments do not have any impact on net income as reported by the lines of business or by the Firm as a whole. The impact of these adjustments are summarized below. For additional information about managed basis, please refer to the Glossary of Terms on page 37.

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
CREDIT CARD INCOME
Credit card income — reported	$1,771	$1,803	$1,796	$1,857	$1,777	$1,714	$1,563	$6,911	$6,913
Impact of:
Credit card securitizations	(843)	(843)	(937)	(885)	(836)	(788)	(746)	(3,255)	(3,509)

Credit card income — managed	$928	$960	$859	$972	$941	$926	$817	$3,656	$3,404

OTHER INCOME
Other income — reported	$(115)	$(138)	$1,829	$469	$289	$553	$518	$1,829	$2,175
Impact of:
Tax-equivalent adjustments	323	247	203	182	192	199	110	683	676

Other income — managed	$208	$109	$2,032	$651	$481	$752	$628	$2,512	$2,851

TOTAL NONINTEREST REVENUE
Total noninterest revenue — reported	$5,743	$10,105	$9,231	$10,161	$9,199	$12,740	$12,866	$44,966	$40,757
Impact of:
Credit card securitizations	(843)	(843)	(937)	(885)	(836)	(788)	(746)	(3,255)	(3,509)
Tax-equivalent adjustments	323	247	203	182	192	199	110	683	676

Total noninterest revenue — managed	$5,223	$9,509	$8,497	$9,458	$8,555	$12,151	$12,230	$42,394	$37,924

NET INTEREST INCOME
Net interest income — reported	$8,994	$8,294	$7,659	$7,223	$6,913	$6,168	$6,102	$26,406	$21,242
Impact of:
Credit card securitizations	1,716	1,673	1,618	1,504	1,414	1,378	1,339	5,635	5,719
Tax-equivalent adjustments	155	202	124	90	95	122	70	377	228

Net interest income — managed	$10,865	$10,169	$9,401	$8,817	$8,422	$7,668	$7,511	$32,418	$27,189

TOTAL NET REVENUE
Total net revenue — reported	$14,737	$18,399	$16,890	$17,384	$16,112	$18,908	$18,968	$71,372	$61,999
Impact of:
Credit card securitizations	873	830	681	619	578	590	593	2,380	2,210
Tax-equivalent adjustments	478	449	327	272	287	321	180	1,060	904

Total net revenue — managed	$16,088	$19,678	$17,898	$18,275	$16,977	$19,819	$19,741	$74,812	$65,113

PROVISION FOR CREDIT LOSSES
Provision for credit losses — reported	$5,787	$3,455	$4,424	$2,542	$1,785	$1,529	$1,008	$6,864	$3,270
Impact of:
Credit card securitizations	873	830	681	619	578	590	593	2,380	2,210

Provision for credit losses — managed	$6,660	$4,285	$5,105	$3,161	$2,363	$2,119	$1,601	$9,244	$5,480

INCOME TAX EXPENSE
Income tax expense (benefit) — reported	$(2,133)	$764	$1,162	$1,151	$1,627	$2,117	$2,545	$7,440	$6,237
Impact of:
Tax-equivalent adjustments	478	449	327	272	287	321	180	1,060	904

Income tax expense (benefit) — managed	$(1,655)	$1,213	$1,489	$1,423	$1,914	$2,438	$2,725	$8,500	$7,141

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS
(in millions, except ratio data)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
TOTAL NET REVENUE (FTE)
Investment Bank	$4,035	$5,470	$3,011	$3,172	$2,946	$5,798	$6,254	$18,170	$18,833
Retail Financial Services	4,963	5,110	4,763	4,796	4,150	4,309	4,050	17,305	14,825
Card Services	3,887	3,775	3,904	3,971	3,867	3,717	3,680	15,235	14,745
Commercial Banking	1,125	1,106	1,067	1,084	1,009	1,007	1,003	4,103	3,800
Treasury & Securities Services	1,953	2,019	1,913	1,930	1,748	1,741	1,526	6,945	6,109
Asset Management	1,961	2,064	1,901	2,389	2,205	2,137	1,904	8,635	6,787
Corporate/Private Equity	(1,836)	134	1,339	933	1,052	1,110	1,324	4,419	14

TOTAL NET REVENUE	$16,088	$19,678	$17,898	$18,275	$16,977	$19,819	$19,741	$74,812	$65,113

NET INCOME (LOSS)
Investment Bank	$882	$394	$(87)	$124	$296	$1,179	$1,540	$3,139	$3,674
Retail Financial Services	64	503	(311)	731	618	753	823	2,925	3,213
Card Services	292	250	609	609	786	759	765	2,919	3,206
Commercial Banking	312	355	292	288	258	284	304	1,134	1,010
Treasury & Securities Services	406	425	403	422	360	352	263	1,397	1,090
Asset Management	351	395	356	527	521	493	425	1,966	1,409
Corporate/Private Equity (a) (b)	(1,780)	(319)	1,111	270	534	414	667	1,885	842

TOTAL NET INCOME (c)	$527	$2,003	$2,373	$2,971	$3,373	$4,234	$4,787	$15,365	$14,444

AVERAGE EQUITY (d)
Investment Bank	$26,000	$23,319	$22,000	$21,000	$21,000	$21,000	$21,000	$21,000	$20,753
Retail Financial Services	17,000	17,000	17,000	16,000	16,000	16,000	16,000	16,000	14,629
Card Services	14,100	14,100	14,100	14,100	14,100	14,100	14,100	14,100	14,100
Commercial Banking	7,000	7,000	7,000	6,700	6,700	6,300	6,300	6,502	5,702
Treasury & Securities Services	3,500	3,500	3,500	3,000	3,000	3,000	3,000	3,000	2,285
Asset Management	5,500	5,066	5,000	4,000	4,000	3,750	3,750	3,876	3,500
Corporate/Private Equity	53,540	56,421	55,980	56,760	54,176	53,901	52,095	54,245	49,728

TOTAL AVERAGE EQUITY	$126,640	$126,406	$124,580	$121,560	$118,976	$118,051	$116,245	$118,723	$110,697

RETURN ON EQUITY (d)
Investment Bank	13%	7%	(2)%	2%	6%	23%	30%	15%	18%
Retail Financial Services	1	12	(7)	18	15	19	21	18	22
Card Services	8	7	17	17	22	22	22	21	23
Commercial Banking	18	20	17	17	15	18	20	17	18
Treasury & Securities Services	46	49	46	56	48	47	36	47	48
Asset Management	25	31	29	52	52	53	46	51	40

(a)	See Corporate/Private Equity Financial Highlights for additional details.

(b)	For 2006, included the after-tax impact of discontinued operations, material litigation actions, tax audit benefits and merger costs. See Corporate/Private Equity Financial Highlights for additional details.

(c)	Net income included income from discontinued operations (after-tax) of $795 million for full year 2006. There was no income from discontinued operations in 2008 and 2007.

(d)	Each business segment is allocated capital by taking into consideration stand-alone peer comparisons, economic risk measures and regulatory capital requirements. The amount of capital assigned to each business is referred to as equity.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
INCOME STATEMENT
REVENUE
Investment banking fees	$1,593	$1,735	$1,206	$1,657	$1,330	$1,900	$1,729	$6,616	$5,537
Principal transactions	(922)	838	(798)	(623)	(435)	2,325	3,142	4,409	9,512
Lending & deposit-related fees	118	105	102	142	118	93	93	446	517
Asset management, administration and commissions	847	709	744	705	712	643	641	2,701	2,240
All other income	(279)	(226)	(66)	(166)	(76)	122	42	(78)	528

Noninterest revenue	1,357	3,161	1,188	1,715	1,649	5,083	5,647	14,094	18,334
Net interest income (a)	2,678	2,309	1,823	1,457	1,297	715	607	4,076	499

TOTAL NET REVENUE (b)	4,035	5,470	3,011	3,172	2,946	5,798	6,254	18,170	18,833

Provision for credit losses	234	398	618	200	227	164	63	654	191
Credit reimbursement from TSS (c)	31	30	30	30	31	30	30	121	121

NONINTEREST EXPENSE
Compensation expense	2,162	3,132	1,241	1,561	1,178	2,589	2,637	7,965	8,190
Noncompensation expense	1,654	1,602	1,312	1,450	1,200	1,265	1,194	5,109	4,670

TOTAL NONINTEREST EXPENSE	3,816	4,734	2,553	3,011	2,378	3,854	3,831	13,074	12,860

Income (loss) before income tax expense	16	368	(130)	(9)	372	1,810	2,390	4,563	5,903
Income tax expense (benefit) (d)	(866)	(26)	(43)	(133)	76	631	850	1,424	2,229

NET INCOME (LOSS)	$882	$394	$(87)	$124	$296	$1,179	$1,540	$3,139	$3,674

FINANCIAL RATIOS
ROE	13%	7%	(2)%	2%	6%	23%	30%	15%	18%
ROA	0.39	0.19	(0.05)	0.07	0.17	0.68	0.95	0.45	0.57
Overhead ratio	95	87	85	95	81	66	61	72	68
Compensation expense as a % of total net revenue (e)	54	57	41	49	40	45	42	44	41

REVENUE BY BUSINESS
Investment banking fees:
Advisory	$576	$370	$483	$646	$595	$560	$472	$2,273	$1,659
Equity underwriting	518	542	359	544	267	509	393	1,713	1,178
Debt underwriting	499	823	364	467	468	831	864	2,630	2,700

Total investment banking fees	1,593	1,735	1,206	1,657	1,330	1,900	1,729	6,616	5,537
Fixed income markets	815	2,347	466	615	687	2,445	2,592	6,339	8,736
Equity markets	1,650	1,079	976	578	537	1,249	1,539	3,903	3,458
Credit portfolio	(23)	309	363	322	392	204	394	1,312	1,102

Total net revenue	$4,035	$5,470	$3,011	$3,172	$2,946	$5,798	$6,254	$18,170	$18,833

REVENUE BY REGION
Americas	$1,052	$3,165	$536	$1,128	$1,016	$2,655	$3,366	$8,165	$9,601
Europe/Middle East/Africa	2,509	1,512	1,641	1,334	1,389	2,327	2,251	7,301	7,421
Asia/Pacific	474	793	834	710	541	816	637	2,704	1,811

Total net revenue	$4,035	$5,470	$3,011	$3,172	$2,946	$5,798	$6,254	$18,170	$18,833

(a)	The Firm adopted SFAS 157 and SFAS 159 in the first quarter of 2007; for additional information related to the impact to the Investment Bank (“IB”), see IB business segment results in the Firm’s 2007 Annual Report.

(b)	Total net revenue included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments and income tax credits related to affordable housing investments of $427 million, $404 million, $289 million, $230 million, $255 million, $290 million and $152 million for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, and March 31, 2007 respectively, and $927 million and $802 million for full year 2007 and 2006, respectively.

(c)	Treasury & Securities Services (“TSS”) was charged a credit reimbursement related to certain exposures managed within the Investment Bank credit portfolio on behalf of clients shared with TSS.

(d)	The income tax benefit in the third quarter of 2008 is predominantly the result of reduced deferred tax liabilities on overseas earnings.

(e)	For 2006, the compensation expense to total net revenue ratio was adjusted to present this ratio as if SFAS 123R had always been in effect. IB management believes that adjusting the compensation expense to total net revenue ratio for the incremental impact of adopting SFAS 123R provides a more meaningful measure of IB’s compensation expense to total net revenue ratio for 2006.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

									Full Year	Full Year
	3Q08	2Q08	1Q08		4Q07	3Q07	2Q07	1Q07	2007	2006
SELECTED BALANCE SHEET DATA (Period-end)
Equity	$33,000	$26,000	$22,000		$21,000	$21,000	$21,000	$21,000	$21,000	$21,000

SELECTED BALANCE SHEET DATA (Average)
Total assets	$890,040	$814,860	$755,828		$735,685	$710,665	$696,230	$658,724	$700,565	$647,569
Trading assets — debt and equity instruments (a)	360,821	367,184	369,456		371,842	372,212	359,387	335,118	359,775	275,077
Trading assets — derivative receivables	105,462	99,395	90,234		74,659	63,017	58,520	56,398	63,198	54,541
Loans:
Loans retained (b)	69,022	76,239	74,106		68,928	61,919	59,065	58,973	62,247	58,846
Loans held-for-sale & loans at fair value (a)	17,612	20,440	19,612		24,977	17,315	14,794	13,684	17,723	21,745

Total loans	86,634	96,679	93,718		93,905	79,234	73,859	72,657	79,970	80,591
Adjusted assets (c)	694,459	676,777	662,419		644,573	625,619	603,839	572,017	611,749	527,753
Equity	26,000	23,319	22,000		21,000	21,000	21,000	21,000	21,000	20,753

Headcount	30,993	37,057	25,780		25,543	25,691	25,356	23,892	25,543	23,729

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$13	$(8)	$13		$(9)	$67	$(16)	$(6)	$36	$(31)
Nonperforming assets:
Nonperforming loans (d)	436	313	321		353	265	72	92	353	231
Other nonperforming assets	147	177	118		100	60	47	36	100	38
Allowance for credit losses:
Allowance for loan losses	2,654	2,429	1,891		1,329	1,112	1,037	1,037	1,329	1,052
Allowance for lending-related commitments	463	469	607		560	568	487	310	560	305

Total allowance for credit losses	3,117	2,898	2,498		1,889	1,680	1,524	1,347	1,889	1,357

Net charge-off (recovery) rate (a) (e)	0.07%	(0.04)%	0.07%		(0.05)%	0.43%	(0.11)%	(0.04)%	0.06%	(0.05)%
Allowance for loan losses to average loans (a) (e)	3.85	3.19 (e)	2.55	(e)	1.93	1.80	1.76	1.76	2.14	1.79
Allowance for loan losses to nonperforming loans (d)	657	843	683		439	585	2,206	1,178	439	461
Nonperforming loans to average loans	0.50	0.32	0.34		0.38	0.33	0.10	0.13	0.44	0.29

(a)	As a result of the adoption of SFAS 159 in the first quarter of 2007, $11.7 billion of loans were reclassified to trading assets. Loans held-for-sale & loans at fair value were excluded when calculating the allowance coverage ratio and net charge-off rate.

(b)	Loans retained included credit portfolio loans, leveraged leases and other accrual loans, and excluded loans at fair value.

(c)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of variable interest entities (“VIEs”) consolidated under FIN 46R; (3) cash and securities segregated and on deposit for regulatory and other purposes; and (4) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the Investment Bank’s (“IB”) asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believes an adjusted asset amount that excludes the assets discussed above, which are considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(d)	Nonperforming loans included loans held-for-sale and loans at fair value of $32 million, $25 million, $44 million, $50 million, $75 million, $25 million, $4 million and $3 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively, which were excluded from the allowance coverage ratios. Nonperforming loans excluded distressed loans held-for-sale that were purchased as part of IB’s proprietary activities.

(e)	Excluding the impact of a loan originated in March 2008 to Bear Stearns, the adjusted ratio would be 3.46% and 2.61% for the quarters ended June 30, 2008, and March 31, 2008, respectively. The average balance of the loan extended to Bear Stearns was $6.0 billion and $1.7 billion for the quarters ended June 30, 2008, and March 31, 2008, respectively.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and rankings data)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VaR 99% CONFIDENCE LEVEL (a)
Trading activities:
Fixed income	$183	$155	$120	$103	$98	$74	$45	$80	$56
Foreign exchange	20	26	35	31	23	20	19	23	22
Equities	80	30	31	63	35	51	42	48	31
Commodities and other	41	31	28	29	28	40	34	33	45
Diversification (b)	(104)	(92)	(92)	(102)	(72)	(73)	(58)	(77)	(70)

Total trading VaR (c)	220	150	122	124	112	112	82	107	84

Credit portfolio VaR (d)	47	35	30	26	17	12	13	17	15
Diversification (b)	(49)	(36)	(30)	(27)	(22)	(14)	(12)	(18)	(11)

Total trading and credit portfolio VaR	$218	$149	$122	$123	$107	$110	$83	$106	$88

	September 30, 2008 YTD		Full Year 2007		Full Year 2006

MARKET SHARES AND RANKINGS (e)	Market Share	Rankings	Market Share	Rankings	Market Share	Rankings

Global debt, equity and equity-related	10%	#1	8%	# 2	7%	# 2
Global syndicated loans	12%	#1	13%	# 1	14%	# 1
Global long-term debt (f)	9%	#1	7%	# 3	6%	# 3
Global equity and equity-related (g)	12%	#1	9%	# 2	7%	# 6
Global announced M&A (h)	24%	#3	27%	# 4	26%	# 4
U.S. debt, equity and equity-related	15%	#1	10%	# 2	9%	# 2
U.S. syndicated loans	27%	#1	24%	# 1	26%	# 1
U.S. long-term debt (f)	15%	#1	10%	# 2	12%	# 2
U.S. equity and equity-related (g)	17%	#1	11%	# 5	8%	# 6
U.S. announced M&A (h)	33%	#3	28%	# 3	29%	# 3

(a)	Results for second quarter 2008 include one month of the combined Firm’s results and two months of heritage JPMorgan Chase & Co. results. All prior periods reflect heritage JPMorgan Chase & Co. results.

(b)	Average VaRs were less than the sum of the VaRs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(c)	Trading VaR includes predominantly all trading activities in IB; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. Trading VaR does not include VaR related to held-for-sale funded loans and unfunded commitments, nor the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm. Trading VaR also does not include the MSR portfolio or VaR related to other corporate functions, such as Corporate/Private Equity. Beginning in the fourth quarter of 2008, Trading VaR includes the estimated credit spread sensitivity of certain mortgage products.

(d)	Includes VaR on derivative credit valuation adjustments, hedges of the credit valuation adjustment and mark-to-market hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio.

(e)	Source: Thomson Reuters. September 30, 2008 YTD results are pro forma for the acquisition of Bear Stearns. Full year 2007 and 2006 results represent heritage-JPMorgan Chase & Co. only.

(f)	Includes asset-backed securities, mortgage-backed securities and municipal securities.

(g)	Includes rights offerings; U.S. domiciled equity and equity-related transactions.

(h)	Global announced M&A is based upon rank value; all other rankings were based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. Global and U.S. announced M&A market share and ranking for 2007 and 2006 include transactions withdrawn since December 31, 2007 and 2006, respectively. U.S. announced M&A represents any U.S. involvement ranking.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$538	$497	$461	$496	$492	$470	$423	$1,881	$1,597
Asset management, administration and commissions	346	375	377	332	336	344	263	1,275	1,422
Securities gains (losses)	—	—	—	1	—	—	—	1	(57)
Mortgage fees and related income (a)	438	696	525	888	229	495	482	2,094	618
Credit card income	204	194	174	174	167	163	142	646	523

All other income	206	198	152	218	293	207	164	882	557

Noninterest revenue	1,732	1,960	1,689	2,109	1,517	1,679	1,474	6,779	4,660
Net interest income	3,231	3,150	3,074	2,687	2,633	2,630	2,576	10,526	10,165

TOTAL NET REVENUE	4,963	5,110	4,763	4,796	4,150	4,309	4,050	17,305	14,825

Provision for credit losses	2,056	1,585	2,688	1,063	663	590	294	2,610	561

NONINTEREST EXPENSE
Compensation expense	1,120	1,184	1,160	1,113	1,087	1,104	1,065	4,369	3,657
Noncompensation expense	1,559	1,396	1,312	1,314	1,266	1,265	1,226	5,071	4,806
Amortization of intangibles	100	100	100	114	117	116	118	465	464

TOTAL NONINTEREST EXPENSE	2,779	2,680	2,572	2,541	2,470	2,485	2,409	9,905	8,927

Income (loss) before income tax expense	128	845	(497)	1,192	1,017	1,234	1,347	4,790	5,337
Income tax expense (benefit)	64	342	(186)	461	399	481	524	1,865	2,124

NET INCOME (LOSS)	$64	$503	$(311)	$731	$618	$753	$823	$2,925	$3,213

FINANCIAL RATIOS
ROE	1%	12%	(7)%	18%	15%	19%	21%	18%	22%
Overhead ratio	56	52	54	53	60	58	59	57	60
Overhead ratio excluding core deposit intangibles (b)	54	51	52	51	57	55	57	55	57

SELECTED BALANCE SHEET DATA (Period-end)
Assets	$426,435	$265,845	$262,118	$256,351	$243,322	$239,807	$234,390	$256,351	$237,887
Loans:
Loans retained	371,153	223,047	218,489	211,324	198,952	189,317	184,811	211,324	180,760
Loans held-for-sale & loans at fair value (c)	10,223	16,282	18,000	16,541	18,274	23,501	25,006	16,541	32,744

Total loans	381,376	239,329	236,489	227,865	217,226	212,818	209,817	227,865	213,504
Deposits	353,660	223,121	230,854	221,129	216,135	217,689	221,840	221,129	214,081
Equity	25,000	17,000	17,000	16,000	16,000	16,000	16,000	16,000	16,000

SELECTED BALANCE SHEET DATA (Average)
Assets	$265,367	$267,808	$260,013	$249,594	$239,082	$238,500	$237,159	$241,112	$231,566
Loans:
Loans retained	222,640	221,132	214,586	204,062	192,632	186,902	182,741	191,645	187,753
Loans held-for-sale & loans at fair value (c)	16,037	20,492	17,841	17,538	19,560	25,166	28,235	22,587	16,129

Total loans	238,677	241,624	232,427	221,600	212,192	212,068	210,976	214,232	203,882
Deposits	222,180	226,487	225,555	219,226	216,904	219,171	216,933	218,062	201,127
Equity	17,000	17,000	17,000	16,000	16,000	16,000	16,000	16,000	14,629

Headcount	101,826	69,550	70,095	69,465	68,528	68,254	67,247	69,465	65,570

(a)	The Firm adopted SFAS 159 in the first quarter of 2007. As a result, beginning in the first quarter of 2007, certain loan-origination costs have been classified as expense (previously netted against revenue).

(b)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Regional Banking’s core deposit intangible amortization expense related to The Bank of New York transaction and the Bank One merger of $99 million, $99 million, $99 million, $113 million, $116 million, $115 million, and $116 million for the quarters ending September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, and March 31, 2007, respectively, and $460 million and $458 million for full year 2007 and 2006, respectively.

(c)	Loans included prime mortgage loans originated with the intent to sell, which were accounted for at fair value. These loans, classified as trading assets on the Consolidated balance sheets, totaled $8.1 billion, $14.1 billion, $13.5 billion, $12.6 billion, $14.4 billion, $15.2 billion, and $11.6 billion at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, and March 31, 2007, respectively. Average loans included prime mortgage loans, classified as trading assets on the Consolidated balance sheets, of $14.5 billion, $16.9 billion, $13.4 billion, $13.5 billion, $14.1 billion, $13.5 billion, and $6.5 billion for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, and March 31, 2007, respectively, and $11.9 billion for full year 2007.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$1,326	$1,025	$825	$535	$354	$273	$188	$1,350	$576
Nonperforming loans (a) (b) (c) (d)	5,724	4,574	3,742	2,828	2,073	1,771	1,631	2,828	1,677
Nonperforming assets (a) (b) (c) (d)	8,085	5,333	4,359	3,378	2,530	2,137	1,898	3,378	1,902
Allowance for loan losses	7,517	5,062	4,496	2,668	2,135	1,818	1,501	2,668	1,392

Net charge-off rate (e)	2.37%	1.86%	1.55%	1.04%	0.73%	0.59%	0.42%	0.70%	0.31%
Allowance for loan losses to ending loans (e)	2.03	2.27	2.06	1.26	1.07	0.96	0.81	1.26	0.77
Allowance for loan losses to ending loans excluding purchased credit impaired loans (e) (f)	2.56	2.27	2.06	1.26	1.07	0.96	0.81	1.26	0.77
Allowance for loan losses to nonperforming loans (e)	136	115	124	97	104	114	97	97	89
Nonperforming loans to total loans	1.50	1.91	1.58	1.24	0.95	0.83	0.78	1.24	0.79

(a)	Excludes credit impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis and the pools are considered to be performing under SOP 03-3.

(b)	Nonperforming loans and assets included loans held-for-sale and loans accounted for at fair value of $207 million, $180 million, $129 million, $69 million, $17 million, $178 million, $84 million and $116 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively. Certain of these loans are classified as trading assets on the Consolidated balance sheets.

(c)	Nonperforming loans and assets excluded (1) loans eligible for repurchase as well as loans repurchased from Governmental National Mortgage Association (“GNMA”) pools that are insured by U.S. government agencies of $1.8 billion, $1.9 billion, $1.8 billion, $1.5 billion, $1.3 billion, $1.2 billion, $1.3 billion and $1.2 billion at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively, and (2) education loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $405 million, $371 million, $252 million, $279 million, $241 million, $200 million, $178 million and $219 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.

(d)	During the second quarter of 2008, the policy for classifying subprime mortgage and home equity loans as nonperforming was changed to conform with all other home lending products. Prior period nonperforming loans and assets have been revised to conform with this change.

(e)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the allowance coverage ratio and the net charge-off rate.

(f)	Excludes the impact of purchased credit impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans were accounted for a fair value on the acquisition date, which reflected expected cash flows (including credit losses), over the remaining life of the portfolio. Accordingly, no charge-offs and no allowance for loan losses has been recorded for these loans.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
RETAIL BANKING
Noninterest revenue	$1,089	$1,062	$966	$998	$1,004	$979	$782	$3,763	$3,259
Net interest income	1,756	1,671	1,545	1,547	1,565	1,556	1,525	6,193	5,698

Total net revenue	2,845	2,733	2,511	2,545	2,569	2,535	2,307	9,956	8,957
Provision for credit losses	70	62	49	50	42	37	(50)	79	114
Noninterest expense	1,580	1,557	1,562	1,568	1,549	1,531	1,518	6,166	5,667

Income before income tax expense	1,195	1,114	900	927	978	967	839	3,711	3,176

Net income	$723	$674	$545	$561	$591	$586	$507	$2,245	$1,922

Overhead ratio	56%	57%	62%	62%	60%	60%	66%	62%	63%
Overhead ratio excluding core deposit intangibles (a)	52	53	58	57	56	56	61	57	58

BUSINESS METRICS (in billions)
Business banking origination volume	$1.2	$1.7	$1.8	$1.7	$1.7	$1.8	$1.7	$6.9	$5.7
End of period loans owned:	18.6	16.5	15.9	15.6	14.8	14.5	14.2	15.6	14.0
End of period deposits:
Checking	$106.7	$69.1	$69.0	$66.9	$64.5	$65.9	$67.6	$66.9	$67.1
Savings	146.4	105.8	105.4	96.0	95.7	96.9	99.1	96.0	91.5
Time and other	85.8	37.0	44.6	48.6	46.4	41.7	42.1	48.6	43.2

Total end of period deposits	338.9	211.9	219.0	211.5	206.6	204.5	208.8	211.5	201.8
Average loans owned:	$16.6	$16.2	$15.8	$15.3	$15.0	$14.7	$14.5	$14.9	$13.4
Average deposits:
Checking	$68.0	$68.4	$66.1	$64.4	$64.9	$67.0	$67.0	$65.8	$62.7
Savings	105.4	105.9	100.3	96.3	97.1	98.4	96.5	97.1	89.7
Time and other	36.7	39.6	47.7	47.7	43.2	41.7	42.5	43.8	37.5

Total average deposits	210.1	213.9	214.1	208.4	205.2	207.1	206.0	206.7	189.9
Deposit margin	3.06%	2.88%	2.64%	2.67%	2.75%	2.73%	2.73%	2.72%	2.74%
Average assets	$25.6	$25.7	$25.4	$25.4	$25.0	$24.9	$24.7	$25.0	$20.5

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$68	$61	$49	$50	$43	$38	$32	$163	$114
Net charge-off rate	1.63%	1.51%	1.25%	1.30%	1.14%	1.04%	0.90%	1.09%	0.85%
Nonperforming assets	$380	$337	$328	$294	$276	$275	$259	$294	$244

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	$4,389	$5,211	$4,084	$4,114	$4,346	$5,117	$4,783	$18,360	$14,882

Number of:
Branches	5,423	3,157	3,146	3,152	3,096	3,089	3,071	3,152	3,079
ATMs	14,389	9,310	9,237	9,186	8,943	8,649	8,560	9,186	8,506
Personal bankers (b)	15,491	9,995	9,826	9,650	9,503	9,025	7,846	9,650	7,573
Sales specialists (b)	5,899	4,116	4,133	4,105	4,025	3,915	3,712	4,105	3,614
Active online customers (in thousands) (c)	11,682	7,180	6,454	5,918	5,706	5,448	5,295	5,918	4,909
Checking accounts (in thousands)	24,490	11,336	11,068	10,839	10,644	10,356	10,158	10,839	9,995

(a)	Retail Banking uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this inclusion would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Retail Banking’s core deposit intangible amortization expense related to The Bank of New York transaction and the Bank One merger of $99 million, $99 million, $99 million, $113 million, $116 million, $115 million, and $116 million for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, and March 31, 2007, respectively, and $460 million and $458 million for full year 2007 and 2006, respectively.

(b)	Employees acquired as part of The Bank of New York transaction are included beginning June 30, 2007.

(c)	During the quarter ended June 30, 2007, RFS changed the methodology for determining active online customers to include all individual RFS customers with one or more online accounts that have been active within 90 days of period end, including customers who also have online accounts with Card Services. Prior periods have been restated to conform to this new methodology.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
CONSUMER LENDING
Noninterest revenue	$643	$898	$723	$1,111	$513	$700	$692	$3,016	$1,401
Net interest income	1,475	1,479	1,529	1,140	1,068	1,074	1,051	4,333	4,467

Total net revenue	2,118	2,377	2,252	2,251	1,581	1,774	1,743	7,349	5,868
Provision for credit losses	1,986	1,523	2,639	1,013	621	553	344	2,531	447
Noninterest expense	1,199	1,123	1,010	973	921	954	891	3,739	3,260

Income (loss) before income tax expense	(1,067)	(269)	(1,397)	265	39	267	508	1,079	2,161
Net income (loss)	$(659)	$(171)	$(856)	$170	$27	$167	$316	$680	$1,291

Overhead ratio	57%	47%	45%	43%	58%	54%	51%	51%	56%

BUSINESS METRICS (in billions)
LOANS EXCLUDING PURCHASED CREDIT IMPAIRED
End of period loans owned:
Home equity	$116.8	$95.1	$95.0	$94.8	$93.0	$91.0	$87.7	$94.8	$85.7
Prime mortgage	63.0	40.1	38.2	34.0	29.2	26.3	28.8	34.0	46.5
Subprime mortgage	18.1	14.8	15.8	15.5	12.1	11.9	12.7	15.5	13.2
Option ARMs	19.0	—	—	—	—	—	—	—	—
Education	15.3	13.0	12.4	11.0	10.2	10.2	11.1	11.0	10.3
Auto loans and leases	43.3	44.9	44.7	42.3	40.9	41.2	40.9	42.3	41.0
Other	1.0	0.9	1.0	2.1	2.6	2.5	2.8	2.1	2.8

Total end of period loans	276.5	208.8	207.1	199.7	188.0	183.1	184.0	199.7	199.5
Average loans owned:
Home equity	$94.8	$95.1	$95.0	$94.0	$91.8	$89.2	$86.3	$90.4	$78.3
Prime mortgage	39.7	39.3	36.0	30.9	27.2	28.3	35.8	30.4	43.3
Subprime mortgage	14.2	15.5	15.7	13.6	11.4	12.5	13.1	12.7	15.4
Education	14.1	12.7	12.0	10.6	9.8	10.5	11.0	10.5	8.3
Auto loans and leases	43.9	44.9	43.2	41.6	40.6	41.1	40.9	41.1	42.7
Other	0.9	1.0	1.3	2.1	2.3	2.2	2.9	2.3	2.4

Total average loans (a)	207.6	208.5	203.2	192.8	183.1	183.8	190.0	187.4	190.4
PURCHASED CREDIT IMPAIRED LOANS (b)
End of period loans owned:
Home equity	$26.5	$—	$—	$—	$—	$—	$—	$—	$—
Prime mortgage	24.7	—	—	—	—	—	—	—	—
Subprime mortgage	3.9	—	—	—	—	—	—	—	—
Option ARMs	22.6	—	—	—	—	—	—	—	—

Total end of period loans	77.7	—	—	—	—	—	—	—	—
TOTAL CONSUMER LENDING PORTFOLIO
End of period loans owned:
Home equity	$143.3	$95.1	$95.0	$94.8	$93.0	$91.0	$87.7	$94.8	$85.7
Prime mortgage	87.7	40.1	38.2	34.0	29.2	26.3	28.8	34.0	46.5
Subprime mortgage	22.0	14.8	15.8	15.5	12.1	11.9	12.7	15.5	13.2
Option ARMs	41.6	—	—	—	—	—	—	—	—
Education	15.3	13.0	12.4	11.0	10.2	10.2	11.1	11.0	10.3
Auto loans and leases	43.3	44.9	44.7	42.3	40.9	41.2	40.9	42.3	41.0
Other	1.0	0.9	1.0	2.1	2.6	2.5	2.8	2.1	2.8

Total end of period loans	354.2	208.8	207.1	199.7	188.0	183.1	184.0	199.7	199.5

(a)	Average loans included loans held-for-sale of $1.5 billion, $3.6 billion, $4.4 billion, $4.0 billion, $5.4 billion, $11.6 billion, and $21.7 billion for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, and March 31, 2007 respectively, and $10.6 billion and $16.1 billion for full year 2007 and 2006, respectively. These amounts were excluded when calculating the net charge-off rate.

(b)	Purchased credit impaired loans represent loans acquired in the Washington Mutual transaction that were considered credit impaired under SOP 03-3. Under SOP 03-3, these loans are initially recorded at fair value and accrete interest income over the estimated life of the loan when cash flows are reasonably estimable even if the underlying loans are contractually past due.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006

CONSUMER LENDING (continued)

CREDIT DATA AND QUALITY STATISTICS

Net charge-offs excluding purchased credit impaired:
Home equity	$663	$511	$447	$248	$150	$98	$68	$564	$143
Prime mortgage	177	104	50	17	9	4	3	33	9
Subprime mortgage	273	192	149	71	40	26	20	157	47
Auto loans and leases	124	119	118	133	99	63	59	354	238
Other	21	38	12	16	13	44	6	79	25

Total net charge-offs excluding purchased credit impaired	1,258	964	776	485	311	235	156	1,187	462

Net charge-off rate excluding purchased credit impaired:
Home equity	2.78%	2.16%	1.89%	1.05%	0.65%	0.44%	0.32%	0.62%	0.18%
Prime mortgage	1.79	1.08	0.56	0.22	0.13	0.07	0.05	0.13	0.03
Subprime mortgage	7.65	4.98	3.82	2.08	1.62	1.21	0.92	1.55	0.34
Auto loans and leases	1.12	1.07	1.10	1.27	0.97	0.61	0.59	0.86	0.56
Other	0.60	1.44	0.52	0.71	0.58	2.01	0.26	0.88	0.31
Total net charge-off rate excluding purchased credit impaired (a)	2.43	1.89	1.57	1.02	0.69	0.55	0.38	0.67	0.27

30+ day delinquency rate (b) (c)	6.21	3.88	3.33	3.10	2.39	1.97	1.85	3.10	1.80
Nonperforming assets (d) (e) (f)	$7,705	$4,996	$4,031	$3,084	$2,254	$1,862	$1,639	$3,084	$1,658
Allowance for loan losses to ending loans	1.95%	2.33%	2.10%	1.24%	1.01%	0.88%	0.72%	1.24%	0.64%
Allowance for loan losses to ending loans excluding purchased credit impaired loans (g)	2.50	2.33	2.10	1.24	1.01	0.88	0.72	1.24	0.64

(a)	Average loans included loans held-for-sale of $1.5 billion, $3.6 billion, $4.4 billion, $4.0 billion, $5.4 billion, $11.6 billion, and $21.7 billion for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, and March 31, 2007 respectively, and $10.6 billion and $16.1 billion for full year 2007 and 2006, respectively. These amounts were excluded when calculating the net charge-off rate.

(b)	Excluded loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by U.S. government agencies of $2.0 billion, $1.5 billion, $1.5 billion, $1.2 billion, $979 million, $879 million, $975 million and $960 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively. These amounts are excluded as reimbursement is proceeding normally.

(c)	Excluded loans that are 30 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $787 million, $594 million, $534 million, $663 million, $590 million, $523 million, $519 million and $464 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively. These amounts are excluded as reimbursement is proceeding normally.

(d)	Nonperforming assets excluded (1) loans eligible for repurchase as well as loans repurchased from Governmental National Mortgage Association (“GNMA”) pools that are insured by U.S. government agencies of $1.8 billion, $1.9 billion, $1.8 billion, $1.5 billion, $1.3 billion, $1.2 billion, $1.3 billion and $1.2 billion at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively, and (2) education loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $405 million, $371 million, $252 million, $279 million, $241 million, $200 million, $178 million and $219 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.

(e)	During the second quarter of 2008, the policy for classifying subprime mortgage and home equity loans as nonperforming was changed to conform with all other home lending products. Prior period nonperforming assets have been revised to conform with this change.

(f)	Excludes purchased credit impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis and the pools are considered to be performing under SOP 03-3.

(g)	Excludes the impact of purchased credit impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which reflected expected cash flows (including credit losses), over the remaining life of the portfolio. Accordingly, no allowance for loan losses has been recorded for these loans.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions, except ratio data and where otherwise noted)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
CONSUMER LENDING (continued)

Origination volume:
Mortgage origination volume by channel
Retail	$8.4	$12.5	$12.6	$9.9	$11.1	$13.6	$10.9	$45.5	$40.5
Wholesale	5.9	9.1	10.6	10.2	9.8	12.8	9.9	42.7	32.8
Correspondent	13.2	17.0	12.0	9.5	7.2	6.4	4.8	27.9	13.3
CNT (negotiated transactions)	10.2	17.5	11.9	10.4	11.1	11.3	10.5	43.3	32.6

Total mortgage origination volume	37.7	56.1	47.1	40.0	39.2	44.1	36.1	159.4	119.2

Home equity	2.6	5.3	6.7	9.8	11.2	14.6	12.7	48.3	51.9
Education	2.6	1.3	2.0	1.2	2.7	1.1	2.0	7.0	8.1
Auto loans and leases	3.8	5.6	7.2	5.6	5.2	5.3	5.2	21.3	19.3

Avg mortgage loans held-for-sale & loans at fair value (a)	14.9	17.4	13.8	13.8	16.4	21.3	23.8	18.8	12.9
Average assets	239.8	242.1	234.6	224.2	214.1	213.6	212.5	216.1	211.1
Third-party mortgage loans serviced (ending)	1,114.8	659.1	627.1	614.7	600.0	572.4	546.1	614.7	526.7
MSR net carrying value (ending)	16.4	10.9	8.4	8.6	9.1	9.5	7.9	8.6	7.5

SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME DETAILS (in millions)
Production revenue	$66	$394	$376	$165	$33	$368	$314	$880	$304

Net mortgage servicing revenue:
Loan servicing revenue	654	645	593	625	581	563	565	2,334	2,139
Changes in MSR asset fair value:
Due to inputs or assumptions in model	(786)	1,519	(632)	(766)	(810)	952	108	(516)	165
Other changes in fair value	(390)	(394)	(425)	(393)	(377)	(383)	(378)	(1,531)	(1,440)

Total changes in MSR asset fair value	(1,176)	1,125	(1,057)	(1,159)	(1,187)	569	(270)	(2,047)	(1,275)
Derivative valuation adjustments and other	894	(1,468)	613	1,257	802	(1,005)	(127)	927	(550)

Total net mortgage servicing revenue	372	302	149	723	196	127	168	1,214	314

Mortgage fees and related income	438	696	525	888	229	495	482	2,094	618

(a)	Included $14.5 billion, $16.9 billion, $13.4 billion, $13.5 billion, $14.1 billion, $13.5 billion, and $6.5 billion of prime mortgage loans at fair value for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, and March 31, 2007, respectively, and $11.9 billion for full year 2007. These loans are classified as trading assets on the Consolidated balance sheets.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
INCOME STATEMENT
REVENUE
Credit card income	$633	$673	$600	$712	$692	$682	$599	$2,685	$2,587
All other income	13	91	119	122	67	80	92	361	357

Noninterest revenue	646	764	719	834	759	762	691	3,046	2,944
Net interest income	3,241	3,011	3,185	3,137	3,108	2,955	2,989	12,189	11,801

TOTAL NET REVENUE	3,887	3,775	3,904	3,971	3,867	3,717	3,680	15,235	14,745

Provision for credit losses	2,229	2,194	1,670	1,788	1,363	1,331	1,229	5,711	4,598

NONINTEREST EXPENSE
Compensation expense	267	258	267	260	256	251	254	1,021	1,003
Noncompensation expense	773	763	841	790	827	753	803	3,173	3,344
Amortization of intangibles	154	164	164	173	179	184	184	720	739

TOTAL NONINTEREST EXPENSE	1,194	1,185	1,272	1,223	1,262	1,188	1,241	4,914	5,086

Income before income tax expense	464	396	962	960	1,242	1,198	1,210	4,610	5,061
Income tax expense	172	146	353	351	456	439	445	1,691	1,855

NET INCOME	$292	$250	$609	$609	$786	$759	$765	$2,919	$3,206

Memo: Net securitization gains (amortization)	$(28)	$36	$70	$28	$—	$16	$23	$67	$82

FINANCIAL METRICS
ROE	8%	7%	17%	17%	22%	22%	22%	21%	23%
Overhead ratio	31	31	33	31	33	32	34	32	34
% of average managed outstandings:
Net interest income	8.18	7.92	8.34	8.20	8.29	8.04	8.11	8.16	8.36
Provision for credit losses	5.63	5.77	4.37	4.67	3.64	3.62	3.34	3.82	3.26
Noninterest revenue	1.63	2.01	1.88	2.18	2.03	2.07	1.88	2.04	2.09
Risk adjusted margin (a)	4.19	4.16	5.85	5.71	6.68	6.49	6.65	6.38	7.19
Noninterest expense	3.01	3.12	3.33	3.20	3.37	3.23	3.37	3.29	3.60
Pretax income (ROO) (b)	1.17	1.04	2.52	2.51	3.31	3.26	3.28	3.09	3.59
Net income	0.74	0.66	1.60	1.59	2.10	2.06	2.08	1.95	2.27

BUSINESS METRICS
Charge volume (in billions)	$93.9	$93.6	$85.4	$95.5	$89.8	$88.0	$81.3	$354.6	$339.6
Net accounts opened (in millions) (c)	16.6	3.6	3.4	5.3	4.0	3.7	3.4	16.4	45.9
Credit cards issued (in millions)	171.9	157.6	156.4	155.0	153.6	150.9	152.1	155.0	154.4
Number of registered internet customers (in millions)	34.3	28.0	26.7	28.3	26.4	24.6	24.3	28.3	22.5

Merchant acquiring business (d)
Bank card volume (in billions)	$197.1	$199.3	$182.4	$194.4	$181.4	$179.7	$163.6	$719.1	$660.6
Total transactions (in billions)	5.7	5.6	5.2	5.4	5.0	4.8	4.5	19.7	18.2

(a)	Represents total net revenue less provision for credit losses.

(b)	Pretax return on average managed outstandings.

(c)	Third quarter of 2008 included approximately 13 million credit card accounts acquired by JPMorgan Chase & Co. in the Washington Mutual transaction; full year 2006 included approximately 30 million accounts from loan portfolio acquisitions.

(d)	Represents 100% of the merchant acquiring business.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
SELECTED ENDING BALANCES
Loans:
Loans on balance sheets	$92,881	$76,278	$75,888	$84,352	$79,409	$80,495	$78,173	$84,352	$85,881
Securitized loans	93,664	79,120	75,062	72,701	69,643	67,506	68,403	72,701	66,950

Managed loans	$186,545	$155,398	$150,950	$157,053	$149,052	$148,001	$146,576	$157,053	$152,831

Equity	$15,000	$14,100	$14,100	$14,100	$14,100	$14,100	$14,100	$14,100	$14,100

SELECTED AVERAGE BALANCES
Managed assets	$169,413	$161,601	$159,602	$158,183	$154,956	$154,406	$156,271	$155,957	$148,153
Loans:
Loans on balance sheets	$79,183	$75,630	$79,445	$79,028	$79,993	$79,000	$81,932	$79,980	$73,740
Securitized loans	78,371	77,195	74,108	72,715	68,673	68,428	67,485	69,338	67,367

Managed average loans	$157,554	$152,825	$153,553	$151,743	$148,666	$147,428	$149,417	$149,318	$141,107

Equity	$14,100	$14,100	$14,100	$14,100	$14,100	$14,100	$14,100	$14,100	$14,100

Headcount	22,283	19,570	18,931	18,554	18,887	18,913	18,749	18,554	18,639

MANAGED CREDIT QUALITY STATISTICS
Net charge-offs	$1,979	$1,894	$1,670	$1,488	$1,363	$1,331	$1,314	$5,496	$4,698
Net charge-off rate	5.00%	4.98%	4.37%	3.89%	3.64%	3.62%	3.57%	3.68%	3.33%

Managed delinquency ratios
30+ day	3.91%	3.46%	3.66%	3.48%	3.25%	3.00%	3.07%	3.48%	3.13%
90+ day	1.77	1.76	1.84	1.65	1.50	1.42	1.52	1.65	1.50

Allowance for loan losses (a)	$5,946	$3,705	$3,404	$3,407	$3,107	$3,096	$3,092	$3,407	$3,176
Allowance for loan losses to period-end loans (a)	6.40%	4.86%	4.49%	4.04%	3.91%	3.85%	3.96%	4.04%	3.70%

KEY STATS — WASHINGTON MUTUAL ONLY (b)
Managed loans	$27,235
30+ day delinquency ratio	5.20%
90+ day delinquency ratio	1.95

KEY STATS EXCLUDING WASHINGTON MUTUAL
Managed loans	$159,310	$155,398	$150,950	$157,053	$149,052	$148,001	$146,576	$157,053	152,831
Managed average loans	157,554	152,825	153,553	151,743	$148,666	$147,428	$149,417	149,318	141,107
Net interest income (c)	8.18%	7.92%	8.34%	8.20%	8.29%	8.04%	8.11%	8.16%	8.36%
Risk adjusted margin (c)(d)	4.19	4.16	5.85	5.71	6.68	6.49	6.65	6.38	7.19
Net charge-off rate	5.00	4.98	4.37	3.89	3.64	3.62	3.57	3.68	3.33
30+ day delinquency ratio	3.69	3.46	3.66	3.48	3.25	3.00	3.07	3.48	3.13
90+ day delinquency ratio	1.74	1.76	1.84	1.65	1.50	1.42	1.52	1.65	1.50

(a)	Loans on a reported basis.

(b)	Statistics are only presented for periods after which the banking operations of Washington Mutual were acquired.

(c)	As a % of average managed outstandings.

(d)	Represents total net revenue less provision for credit losses.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
CARD RECONCILIATION OF REPORTED AND MANAGED DATA
(in millions)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
INCOME STATEMENT DATA (a)
Credit card income
Reported	$1,476	$1,516	$1,537	$1,597	$1,528	$1,470	$1,345	$5,940	$6,096
Securitization adjustments	(843)	(843)	(937)	(885)	(836)	(788)	(746)	(3,255)	(3,509)

Managed credit card income	$633	$673	$600	$712	$692	$682	$599	$2,685	$2,587

Net interest income
Reported	$1,525	$1,338	$1,567	$1,633	$1,694	$1,577	$1,650	$6,554	$6,082
Securitization adjustments	1,716	1,673	1,618	1,504	1,414	1,378	1,339	5,635	5,719

Managed net interest income	$3,241	$3,011	$3,185	$3,137	$3,108	$2,955	$2,989	$12,189	$11,801

Total net revenue
Reported	$3,014	$2,945	$3,223	$3,352	$3,289	$3,127	$3,087	$12,855	$12,535
Securitization adjustments	873	830	681	619	578	590	593	2,380	2,210

Managed total net revenue	$3,887	$3,775	$3,904	$3,971	$3,867	$3,717	$3,680	$15,235	$14,745

Provision for credit losses
Reported	$1,356	$1,364	$989	$1,169	$785	$741	$636	$3,331	$2,388
Securitization adjustments	873	830	681	619	578	590	593	2,380	2,210

Managed provision for credit losses	$2,229	$2,194	$1,670	$1,788	$1,363	$1,331	$1,229	$5,711	$4,598

BALANCE SHEETS — AVERAGE BALANCES (a)
Total average assets
Reported	$93,701	$87,021	$88,013	$88,244	$88,856	$88,486	$91,157	$89,177	$82,887
Securitization adjustments	75,712	74,580	71,589	69,939	66,100	65,920	65,114	66,780	65,266

Managed average assets	$169,413	$161,601	$159,602	$158,183	$154,956	$154,406	$156,271	$155,957	$148,153

CREDIT QUALITY STATISTICS (a)
Net charge-offs
Reported	$1,106	$1,064	$989	$869	$785	$741	$721	$3,116	$2,488
Securitization adjustments	873	830	681	619	578	590	593	2,380	2,210

Managed net charge-offs	$1,979	$1,894	$1,670	$1,488	$1,363	$1,331	$1,314	$5,496	$4,698

(a)	JPMorgan Chase & Co. uses the concept of “managed receivables” to evaluate the credit performance and overall performance of the underlying credit card loans, both sold and not sold; as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase & Co. treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Managed results exclude the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Securitization does not change reported net income versus managed earnings; however, it does affect the classification of items on the Consolidated Statements of Income and Consolidated Balance Sheets.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$212	$207	$193	$172	$159	$158	$158	$647	$589
Asset management, administration and commissions	29	26	26	24	24	21	23	92	67
All other income (a)	147	150	115	130	107	133	154	524	417

Noninterest revenue	388	383	334	326	290	312	335	1,263	1,073
Net interest income	737	723	733	758	719	695	668	2,840	2,727

TOTAL NET REVENUE	1,125	1,106	1,067	1,084	1,009	1,007	1,003	4,103	3,800
Provision for credit losses	126	47	101	105	112	45	17	279	160
NONINTEREST EXPENSE
Compensation expense	177	173	178	184	160	182	180	706	740
Noncompensation expense	298	290	294	307	300	300	290	1,197	1,179
Amortization of intangibles	11	13	13	13	13	14	15	55	60

TOTAL NONINTEREST EXPENSE	486	476	485	504	473	496	485	1,958	1,979

Income before income tax expense	513	583	481	475	424	466	501	1,866	1,661
Income tax expense	201	228	189	187	166	182	197	732	651

NET INCOME	$312	$355	$292	$288	$258	$284	$304	$1,134	$1,010

MEMO:
Revenue by product:
Lending	$377	$376	$379	$380	$343	$348	$348	$1,419	$1,344
Treasury services	643	630	616	631	594	569	556	2,350	2,243
Investment banking	87	91	68	70	64	82	76	292	253
Other	18	9	4	3	8	8	23	42	(40)

Total Commercial Banking revenue	$1,125	$1,106	$1,067	$1,084	$1,009	$1,007	$1,003	$4,103	$3,800

IB revenue, gross (b)	$252	$270	$203	$227	$194	$236	$231	$888	$716

Revenue by business:
Middle Market Banking	$729	$708	$706	$695	$680	$653	$661	$2,689	$2,535
Mid-Corporate Banking	236	235	207	239	167	197	212	815	656
Real Estate Banking	91	94	97	102	108	109	102	421	458
Other	69	69	57	48	54	48	28	178	151

Total Commercial Banking revenue	$1,125	$1,106	$1,067	$1,084	$1,009	$1,007	$1,003	$4,103	$3,800

FINANCIAL RATIOS
ROE	18%	20%	17%	17%	15%	18%	20%	17%	18%
Overhead ratio	43	43	45	46	47	49	48	48	52

(a)	IB-related and commercial card revenue is included in all other income.

(b)	Represents the total revenue related to investment banking products sold to Commercial Banking (“CB”) clients.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

									Full Year	Full Year
	3Q08		2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
SELECTED BALANCE SHEET DATA (Period-end)
Equity	$8,000		$7,000	$7,000	$6,700	$6,700	$6,300	$6,300	$6,700	$6,300

SELECTED BALANCE SHEET DATA (Average)
Total assets	$101,681		$103,469	$101,979	$94,550	$86,652	$84,687	$82,545	$87,140	$57,754
Loans:
Loans retained	71,901		70,682	67,510	63,749	60,839	59,071	57,185	60,231	53,154
Loans held-for-sale & loans at fair value	397		379	521	1,795	433	741	475	863	442

Total loans	72,298		71,061	68,031	65,544	61,272	59,812	57,660	61,094	53,596
Liability balances (a)	99,410		99,404	99,477	96,716	88,081	84,187	81,752	87,726	73,613
Equity	7,000		7,000	7,000	6,700	6,700	6,300	6,300	6,502	5,702

MEMO:
Loans by business:
Middle Market Banking	$43,155		$42,879	$40,111	$38,275	$37,617	$37,099	$36,317	$37,333	$33,225
Mid-Corporate Banking	16,491		15,357	15,150	15,440	12,076	11,692	10,669	12,481	8,632
Real Estate Banking	7,513		7,500	7,457	7,347	7,144	6,894	7,074	7,116	7,566
Other	5,139		5,325	5,313	4,482	4,435	4,127	3,600	4,164	4,173

Total Commercial Banking loans	$72,298		$71,061	$68,031	$65,544	$61,272	$59,812	$57,660	$61,094	$53,596

Headcount	5,298		4,028	4,075	4,125	4,158	4,295	4,281	4,125	4,459

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$40		$49	$81	$33	$20	$(8)	$(1)	$44	$27
Nonperforming loans (b)(c)	844		486	446	146	134	135	141	146	121
Nonperforming assets	923		510	453	148	136	137	142	148	122
Allowance for credit losses:
Allowance for loan losses (d)	1,905		1,843	1,790	1,695	1,623	1,551	1,531	1,695	1,519
Allowance for lending-related commitments	191		170	200	236	236	222	187	236	187

Total allowance for credit losses	2,096		2,013	1,990	1,931	1,859	1,773	1,718	1,931	1,706

Net charge-off rate (e)	0.22%		0.28%	0.48%	0.21%	0.13%	(0.05)%	(0.01)%	0.07%	0.05%
Allowance for loan losses to average loans (c)(e)	2.32	(f)	2.61	2.65	2.66	2.67	2.63	2.68	2.81	2.86
Allowance for loan losses to nonperforming loans (b)(c)	320	(f)	401	426	1,161	1,211	1,149	1,086	1,161	1,255
Nonperforming loans to average loans (c)	0.72	(f)	0.68	0.66	0.22	0.22	0.23	0.24	0.24	0.23

(a)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities sold under repurchase agreements.

(b)	Nonperforming loans included loans held-for-sale and loans at fair value of $26 million at both June 30, 2008 and March 31, 2008. These amounts were excluded when calculating the allowance coverage ratios. There were no nonperforming loans held-for-sale or held at fair value at September 30, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006.

(c)	Purchased credit impaired loans accounted for under SOP03-3 that were acquired as part of the Washington Mutual transaction were included as nonperforming and were included when calculating the allowance coverage ratio, the allowance for loan losses to nonperforming loans ratio, and the nonperforming loans to average loans ratio. The credit impaired loans at September 30, 2008 were $272 million.

(d)	Beginning in the quarter ended September 30, 2008, the allowance for loan losses included an amount related to loans acquired in the Washington Mutual transaction. Beginning in the quarter ended June 30, 2008, the allowance for loan losses included an amount related to loans acquired in the merger with Bear Stearns.

(e)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the allowance coverage ratio and the net charge-off rate.

(f)	Calculations reflect the inclusion of the September 30, 2008, loan balance of $44.5 billion acquired in the Washington Mutual transaction.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except headcount and ratio data)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$290	$283	$269	$247	$244	$219	$213	$923	$735
Asset management, administration and commissions	719	846	820	806	730	828	686	3,050	2,692
All other income	221	228	200	228	171	184	125	708	612

Noninterest revenue	1,230	1,357	1,289	1,281	1,145	1,231	1,024	4,681	4,039
Net interest income	723	662	624	649	603	510	502	2,264	2,070

TOTAL NET REVENUE	1,953	2,019	1,913	1,930	1,748	1,741	1,526	6,945	6,109

Provision for credit losses	18	7	12	4	9	—	6	19	(1)
Credit reimbursement to IB (a)	(31)	(30)	(30)	(30)	(31)	(30)	(30)	(121)	(121)

NONINTEREST EXPENSE
Compensation expense	664	669	641	607	579	609	558	2,353	2,198
Noncompensation expense	661	632	571	598	538	523	502	2,161	1,995
Amortization of intangibles	14	16	16	17	17	17	15	66	73

TOTAL NONINTEREST EXPENSE	1,339	1,317	1,228	1,222	1,134	1,149	1,075	4,580	4,266

Income before income tax expense	565	665	643	674	574	562	415	2,225	1,723
Income tax expense	159	240	240	252	214	210	152	828	633

NET INCOME	$406	$425	$403	$422	$360	$352	$263	$1,397	$1,090

REVENUE BY BUSINESS
Treasury Services	$897	$852	$813	$824	$780	$720	$689	$3,013	$2,792
Worldwide Securities Services	1,056	1,167	1,100	1,106	968	1,021	837	3,932	3,317

TOTAL NET REVENUE	$1,953	$2,019	$1,913	$1,930	$1,748	$1,741	$1,526	$6,945	$6,109

FINANCIAL RATIOS
ROE	46%	49%	46%	56%	48%	47%	36%	47%	48%
Overhead ratio	69	65	64	63	65	66	70	66	70
Pretax margin ratio (b)	29	33	34	35	33	32	27	32	28

SELECTED BALANCE SHEET DATA (Period-end)
Equity	$4,500	$3,500	$3,500	$3,000	$3,000	$3,000	$3,000	$3,000	$2,200

SELECTED BALANCE SHEET DATA (Average)
Total assets	$49,386	$56,192	$57,204	$60,830	$55,688	$50,687	$46,005	$53,350	$31,760
Loans (c)	26,650	23,822	23,086	23,489	20,602	20,195	18,948	20,821	15,564
Liability balances (d)	259,992	268,293	254,369	250,645	236,381	217,514	210,639	228,925	189,540
Equity	3,500	3,500	3,500	3,000	3,000	3,000	3,000	3,000	2,285

Headcount	27,592	27,232	26,561	25,669	25,209	25,206	24,875	25,669	25,423

(a)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

(b)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(c)	Loan balances include wholesale overdrafts, commercial card and trade finance loans.

(d)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
TSS firmwide metrics include revenue recorded in the CB, Retail Banking and Asset Management (“AM”) lines of business and excludes FX revenue recorded in the IB for TSS-related FX activity. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
TSS FIRMWIDE DISCLOSURES
Treasury Services revenue — reported	$897	$852	$813	$824	$780	$720	$689	$3,013	$2,792
Treasury Services revenue reported in Commercial Banking	643	630	616	631	594	569	556	2,350	2,243
Treasury Services revenue reported in other lines of business	76	72	69	75	70	65	60	270	207
Treasury Services firmwide revenue (a)	1,616	1,554	1,498	1,530	1,444	1,354	1,305	5,633	5,242

Worldwide Securities Services revenue	1,056	1,167	1,100	1,106	968	1,021	837	3,932	3,317
Treasury & Securities Services firmwide revenue (a)	$2,672	$2,721	$2,598	$2,636	$2,412	$2,375	$2,142	$9,565	$8,559

Treasury Services firmwide liability balances (average) (b)	$227,760	$230,689	$221,716	$218,416	$201,671	$189,214	$186,631	$199,077	$162,020
Treasury & Securities Services firmwide liability balances (average) (b)	359,401	367,670	353,845	347,361	324,462	301,701	292,391	316,651	262,678

TSS FIRMWIDE FINANCIAL RATIOS
Treasury Services firmwide overhead ratio (c)	52%	54%	55%	53%	54%	59%	59%	56%	56%
Treasury & Securities Services firmwide overhead ratio (c)	60	58	58	57	59	60	63	60	62

FIRMWIDE BUSINESS METRICS
Assets under custody (in billions)	$14,417	$15,476	$15,690	$15,946	$15,614	$15,203	$14,661	$15,946	$13,903

Number of:
US$ ACH transactions originated (in millions)	997	993	1,004	984	943	972	971	3,870	3,503
Total US$ clearing volume (in thousands)	29,277	29,063	28,056	28,386	28,031	27,779	26,840	111,036	104,846
International electronic funds transfer volume (in thousands) (d)	41,831	41,432	40,039	42,723	41,415	42,068	42,399	168,605	145,325
Wholesale check volume (in millions)	595	618	623	656	731	767	771	2,925	3,409
Wholesale cards issued (in thousands) (e)	21,858	19,917	19,122	18,722	18,108	17,535	17,146	18,722	17,228

(a)	TSS firmwide FX revenue, which includes FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of the IB, was $196 million, $222 million, $191 million, $157 million, $144 million, $139 million and $112 million for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, and March 31, 2007, respectively, and $552 million and $445 million for full year 2007 and 2006, respectively. This is not included in the TS and TSS firmwide revenue.

(b)	Firmwide liability balances include TS’ liability balances recorded in the Commercial Banking line of business.

(c)	Overhead ratios have been calculated based upon firmwide revenue and TSS and TS expense, respectively, including those allocated to certain other lines of business. FX revenue and expense recorded in the IB for TSS-related FX activity are not included in this ratio.

(d)	International electronic funds transfer includes non-US$ ACH and clearing volume.

(e)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card, and government electronic benefit card products.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio, ranking and headcount data)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$1,538	$1,573	$1,531	$1,901	$1,760	$1,671	$1,489	$6,821	$5,295
All other income	43	130	59	159	152	173	170	654	521

Noninterest revenue	1,581	1,703	1,590	2,060	1,912	1,844	1,659	7,475	5,816
Net interest income	380	361	311	329	293	293	245	1,160	971

TOTAL NET REVENUE	1,961	2,064	1,901	2,389	2,205	2,137	1,904	8,635	6,787

Provision for credit losses	20	17	16	(1)	3	(11)	(9)	(18)	(28)

NONINTEREST EXPENSE
Compensation expense	816	886	825	1,030	848	879	764	3,521	2,777
Noncompensation expense	525	494	477	510	498	456	451	1,915	1,713
Amortization of intangibles	21	20	21	19	20	20	20	79	88

TOTAL NONINTEREST EXPENSE	1,362	1,400	1,323	1,559	1,366	1,355	1,235	5,515	4,578

Income before income tax expense	579	647	562	831	836	793	678	3,138	2,237
Income tax expense	228	252	206	304	315	300	253	1,172	828

NET INCOME	$351	$395	$356	$527	$521	$493	$425	$1,966	$1,409

REVENUE BY CLIENT SEGMENT
Private Bank (a)	$631	$708	$596	$650	$624	$585	$503	$2,362	$1,686
Institutional	486	472	490	754	603	617	551	2,525	1,972
Retail	399	490	466	640	639	602	527	2,408	1,885
Private Wealth Management (a)	352	356	349	345	339	333	323	1,340	1,244
Bear Stearns Brokerage	93	38	—	—	—	—	—	—	—

Total net revenue	$1,961	$2,064	$1,901	$2,389	$2,205	$2,137	$1,904	$8,635	$6,787

FINANCIAL RATIOS
ROE	25%	31%	29%	52%	52%	53%	46%	51%	40%
Overhead ratio	69	68	70	65	62	63	65	64	67
Pretax margin ratio (b)	30	31	30	35	38	37	36	36	33

BUSINESS METRICS
Number of:
Client advisors	1,684	1,717	1,744	1,729	1,680	1,582	1,533	1,729	1,506
Retirement planning services participants	1,492,000	1,505,000	1,519,000	1,501,000	1,495,000	1,477,000	1,423,000	1,501,000	1,362,000
Bear Stearns brokers	323	326	—	—	—	—	—	—	—

% of customer assets in 4 & 5 Star Funds (c)	39%	40%	49%	55%	55%	65%	61%	55%	58%

% of AUM in 1st and 2nd quartiles: (d)
1 year	49%	51%	52%	57%	47%	65%	76%	57%	83%
3 years	67%	70%	73%	75%	73%	77%	76%	75%	77%
5 years	77%	76%	75%	76%	76%	76%	81%	76%	79%

SELECTED BALANCE SHEET DATA (Period-end)
Equity	$7,000	$5,200	$5,000	$4,000	$4,000	$3,750	$3,750	$4,000	$3,500

SELECTED BALANCE SHEET DATA (Average)
Total assets	$71,189	$65,015	$60,286	$55,989	$53,879	$51,710	$45,816	$51,882	$43,635
Loans (e)	39,750	39,264	36,628	32,627	30,928	28,695	25,640	29,496	26,507
Deposits	65,621	69,975	68,184	64,630	59,907	55,981	54,816	58,863	50,607
Equity	5,500	5,066	5,000	4,000	4,000	3,750	3,750	3,876	3,500

Headcount	15,493	15,840	14,955	14,799	14,510	14,108	13,568	14,799	13,298

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries) (f)	$(1)	$2	$(2)	$2	$(5)	$(5)	$—	$(8)	$(19)
Nonperforming loans	121	68	11	12	28	21	34	12	39
Allowance for loan losses	170	147	130	112	115	105	114	112	121
Allowance for lending-related commitments	5	5	6	7	6	7	5	7	6
Net charge-off (recovery) rate	(0.01)%	0.02%	(0.02)%	0.02%	(0.06)%	(0.07)%	—%	(0.03)%	(0.07)%
Allowance for loan losses to average loans	0.43	0.37	0.35	0.34	0.37	0.37	0.44	0.38	0.46
Allowance for loan losses to nonperforming loans	140	216	1,182	933	411	500	335	933	310
Nonperforming loans to average loans	0.30	0.17	0.03	0.04	0.09	0.07	0.13	0.04	0.15

(a)	In the third quarter of 2008, certain clients were transferred from Private Bank to Private Wealth Management. Prior periods have been revised to conform with this change.

(b)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(c)	Derived from the following rating services: Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.

(d)	Derived from the following rating services: Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan.

(e)	Reflects the transfer commencing in the first quarter of 2007 of held-for-investment prime mortgage loans from AM to Corporate within the Corporate/Private Equity segment.

(f)	Net charge-offs are disclosed before any revenue share with other lines of business.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2008	2008	2008	2007	2007	2007	2007	2006
Assets by asset class
Liquidity	$524	$478	$471	$400	$368	$333	$318	$311
Fixed income	189	199	200	200	195	190	180	175
Equities & balanced	308	378	390	472	481	467	446	427
Alternatives	132	130	126	121	119	119	109	100

TOTAL ASSETS UNDER MANAGEMENT	1,153	1,185	1,187	1,193	1,163	1,109	1,053	1,013
Custody / brokerage / administration / deposits	409	426	382	379	376	363	342	334

TOTAL ASSETS UNDER SUPERVISION	$1,562	$1,611	$1,569	$1,572	$1,539	$1,472	$1,395	$1,347

Assets by client segment
Institutional	$653	$645	$652	$632	$603	$565	$550	$538
Private Bank (a)	194	181	179	183	179	169	154	142
Retail	223	276	279	300	304	300	274	259
Private Wealth Management (a)	75	75	77	78	77	75	75	74
Bear Stearns Brokerage	8	8	—	—	—	—	—	—

TOTAL ASSETS UNDER MANAGEMENT	$1,153	$1,185	$1,187	$1,193	$1,163	$1,109	$1,053	$1,013

Institutional	$653	$646	$652	$633	$604	$566	$551	$539
Private Bank (a)	417	415	412	403	395	373	345	328
Retail	303	357	366	394	399	393	361	343
Private Wealth Management (a)	134	133	139	142	141	140	138	137
Bear Stearns Brokerage	55	60	—	—	—	—	—	—

TOTAL ASSETS UNDER SUPERVISION	$1,562	$1,611	$1,569	$1,572	$1,539	$1,472	$1,395	$1,347

Assets by geographic region
U.S. / Canada	$785	$771	$773	$760	$745	$700	$664	$630
International	368	414	414	433	418	409	389	383

TOTAL ASSETS UNDER MANAGEMENT	$1,153	$1,185	$1,187	$1,193	$1,163	$1,109	$1,053	$1,013

U.S. / Canada	$1,100	$1,093	$1,063	$1,032	$1,022	$971	$929	$889
International	462	518	506	540	517	501	466	458

TOTAL ASSETS UNDER SUPERVISION	$1,562	$1,611	$1,569	$1,572	$1,539	$1,472	$1,395	$1,347

Mutual fund assets by asset class
Liquidity	$470	$416	$405	$339	$308	$268	$257	$255
Fixed income	44	47	45	46	46	49	48	46
Equities	134	179	186	224	235	235	219	206

TOTAL MUTUAL FUND ASSETS	$648	$642	$636	$609	$589	$552	$524	$507

(a)	In the third quarter of 2008, certain clients were transferred from Private Bank to Private Wealth Management. Prior periods have been revised to conform with this change.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,185	$1,187	$1,193	$1,163	$1,109	$1,053	$1,013	$1,013	$847
Net asset flows:
Liquidity	55	1	68	26	33	12	7	78	44
Fixed income	(4)	(1)	—	3	(2)	6	2	9	11
Equities, balanced & alternative	(5)	(3)	(21)	4	2	12	10	28	34
Market / performance / other impacts (a)	(78)	1	(53)	(3)	21	26	21	65	77

TOTAL ASSETS UNDER MANAGEMENT	$1,153	$1,185	$1,187	$1,193	$1,163	$1,109	$1,053	$1,193	$1,013

Assets under supervision rollforward
Beginning balance	$1,611	$1,569	$1,572	$1,539	$1,472	$1,395	$1,347	$1,347	$1,149
Net asset flows	61	(5)	52	37	41	38	27	143	102
Market / performance / other impacts (a)	(110)	47	(55)	(4)	26	39	21	82	96

TOTAL ASSETS UNDER SUPERVISION	$1,562	$1,611	$1,569	$1,572	$1,539	$1,472	$1,395	$1,572	$1,347

(a)	Second quarter 2008 reflects $15 billion for assets under management and $68 billion for assets under supervision from the Bear Stearns merger on May 30, 2008.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
INCOME STATEMENT
REVENUE
Principal transactions (a) (b)	$(1,876)	$(97)	$5	$773	$1,082	$1,372	$1,325	$4,552	$1,181
Securities gains (losses) (c)	440	656	42	146	128	(227)	(8)	39	(608)
All other income (d)	(275)	(378)	1,641	214	73	95	83	465	485

Noninterest revenue	(1,711)	181	1,688	1,133	1,283	1,240	1,400	5,056	1,058
Net interest income (expense)	(125)	(47)	(349)	(200)	(231)	(130)	(76)	(637)	(1,044)

TOTAL NET REVENUE	(1,836)	134	1,339	933	1,052	1,110	1,324	4,419	14

Provision for credit losses (e)	1,977	37	—	2	(14)	—	1	(11)	(1)

NONINTEREST EXPENSE
Compensation expense	652	611	639	714	569	695	776	2,754	2,626
Noncompensation expense (f) (g)	563	689	(84)	981	673	817	554	3,025	2,357
Merger costs	96	155	—	22	61	64	62	209	305

Subtotal	1,311	1,455	555	1,717	1,303	1,576	1,392	5,988	5,288
Net expense allocated to other businesses	(1,150)	(1,070)	(1,057)	(1,057)	(1,059)	(1,075)	(1,040)	(4,231)	(4,141)

TOTAL NONINTEREST EXPENSE	161	385	(502)	660	244	501	352	1,757	1,147

Income (loss) from continuing operations before income tax expense	(3,974)	(288)	1,841	271	822	609	971	2,673	(1,132)
Income tax expense (benefit) (h)	(1,613)	31	730	1	288	195	304	788	(1,179)

Income (loss) from continuing operations	(2,361)	(319)	1,111	270	534	414	667	1,885	47
Income from discontinued operations (i)	—	—	—	—	—	—	—	—	795
Extraordinary gain (j)	581	—	—	—	—	—	—	—	—

NET INCOME (LOSS)	$(1,780)	$(319)	$1,111	$270	$534	$414	$667	$1,885	$842

MEMO:
TOTAL NET REVENUE
Private equity (b)	$(216)	$197	$163	$688	$733	$1,293	$1,253	$3,967	$1,142
Corporate	(1,620)	(63)	1,176	245	319	(183)	71	452	(1,128)

TOTAL NET REVENUE	$(1,836)	$134	$1,339	$933	$1,052	$1,110	$1,324	$4,419	$14

NET INCOME (LOSS)
Private equity (b)	$(164)	$99	$57	$356	$409	$702	$698	$2,165	$627
Corporate (g) (h)	(881)	122	1,054	(72)	163	(248)	7	(150)	(391)
Merger related items (k)	(735)	(540)	—	(14)	(38)	(40)	(38)	(130)	(189)

Income (loss) from continuing operations	(1,780)	(319)	1,111	270	534	414	667	1,885	47
Income from discontinued operations	—	—	—	—	—	—	—	—	795

TOTAL NET INCOME (LOSS)	$(1,780)	$(319)	$1,111	$270	$534	$414	$667	$1,885	$842

Headcount	24,967	22,317	21,769	22,512	22,864	23,532	23,702	22,512	23,242

(a)	Included losses on preferred equity interests in Fannie Mae and Freddie Mac in the third quarter of 2008.

(b)	The Firm adopted SFAS 157 in the first quarter of 2007. For additional information, see the Firm’s 2007 Annual Report.

(c)	Included gain on sale of MasterCard shares in the second quarter of 2008.

(d)	Included proceeds from the sale of Visa shares in its initial public offering in the first quarter of 2008.

(e)	Included a $2.0 billion charge to conform Washington Mutual’s loan loss reserves to JPMorgan Chase’s accounting policy in the third quarter of 2008.

(f)	Included a release of credit card litigation reserves in the first quarter of 2008.

(g)	Insurance recoveries related to settlement of the Enron and WorldCom class action litigations and for certain other material proceedings were $512 million for full year 2006.

(h)	Included a tax benefit of $359 million related to audit resolutions in the fourth quarter of 2006.

(i)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses were reported as discontinued operations for 2006. Included $622 million gain on sale in the fourth quarter of 2006.

(j)	Effective September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual Bank from the FDIC for $1.9 billion. The fair value of the net assets acquired from the FDIC exceeded the purchase price which resulted in negative goodwill. In accordance with SFAS 141, nonfinancial assets that are not held for sale were written down against that negative goodwill. The negative goodwill that remained after writing down nonfinancial assets was recognized as an extraordinary gain.

(k)	Included an accounting conformity loan loss reserve provision and an extraordinary gain related to the Washington Mutual transaction in the third quarter of 2008. The second quarter of 2008 reflects Bear Stearns’ equity earnings. Beginning in the second quarter of 2008, Bear Stearns merger related items include merger costs, Bear Stearns’ asset management liquidation costs and Bear Stearns’ private client services broker retention expense. Periods prior to the second quarter of 2008 represent costs related to the Bank One and Bank of New York transactions.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
SUPPLEMENTAL
TREASURY
Securities gains (losses) (a)	$442	$656	$42	$146	$126	$(227)	$(8)	$37	$(619)
Investment securities portfolio (average) (b)	105,984	97,223	80,443	82,445	85,470	87,760	86,436	85,517	63,361
Investment securities portfolio (ending) (b)	115,703	103,751	91,323	76,200	86,495	86,821	88,681	76,200	82,091
Mortgage loans (average) (c)	7,221	7,004	6,730	6,514	5,717	5,065	5,247	5,639	—
Mortgage loans (ending) (c)	7,297	7,150	6,847	6,635	6,351	4,974	5,150	6,635	—

PRIVATE EQUITY
Private equity gains (losses)
Direct investments
Realized gains	$40	$540	$1,113	$100	$504	$985	$723	$2,312	$1,223
Unrealized gains (losses) (d)(e)	(273)	(326)	(881)	569	227	290	521	1,607	(1)

Total direct investments	(233)	214	232	669	731	1,275	1,244	3,919	1,222
Third-party fund investments	27	6	(43)	43	35	53	34	165	77

Total private equity gains (losses) (f)	$(206)	$220	$189	$712	$766	$1,328	$1,278	$4,084	$1,299

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$600	$615	$603	$390	$409	$465	$389	$390	$587
Cost	705	665	499	288	291	367	366	288	451
Quoted public value	657	732	720	536	560	600	493	536	831
Privately-held direct securities
Carrying value	6,038	6,270	5,191	5,914	5,336	5,247	5,294	5,914	4,692
Cost	6,058	6,113	4,973	4,867	5,003	5,228	5,574	4,867	5,795
Third-party fund investments
Carrying value	889	838	811	849	839	812	744	849	802
Cost	1,121	1,094	1,064	1,076	1,078	1,067	1,026	1,076	1,080

Total private equity portfolio — Carrying value	$7,527	$7,723	$6,605	$7,153	$6,584	$6,524	$6,427	$7,153	$6,081

Total private equity portfolio — Cost	$7,884	$7,872	$6,536	$6,231	$6,372	$6,662	$6,966	$6,231	$7,326

(a)	The second quarter of 2008 included gain on the sale of MasterCard shares. All periods reflect repositioning of the Corporate investment securities portfolio and exclude gains/losses on securities used to manage risk associated with MSRs.

(b)	Includes Chief Investment Office investment securities only.

(c)	Held-for-investment prime mortgage loans were transferred from AM to the Corporate/Private Equity segment for risk management and reporting purposes. The initial transfer in the first quarter of 2007 had no material impact on the financial results of Corporate/Private Equity.

(d)	Unrealized gains (losses) contains reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(e)	The Firm adopted SFAS 157 in the first quarter of 2007. For additional information, see the Firm’s 2007 Annual Report.

(f)	Included in principal transactions revenue in the Consolidated Statements of Income.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2008	2008	2008	2007	2007	2007	2007	2006
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$202,170	$137,236	$141,921	$133,253	$126,343	$111,082	$108,627	$118,686
Loans — Non-U.S.	86,275	92,123	89,376	79,823	71,385	70,886	59,567	65,056

TOTAL WHOLESALE LOANS — REPORTED (b)	288,445	229,359	231,297	213,076	197,728	181,968	168,194	183,742

CONSUMER (c)
Home loan portfolio — excluding purchased credit impaired:
Home equity	116,804	95,129	94,968	94,832	93,026	90,989	87,741	85,730
Prime mortgage	70,375	47,185	45,080	40,558	35,610	31,242	33,912	46,488
Subprime mortgage	18,162	14,792	15,775	15,473	12,120	11,872	12,662	13,180
Option ARMs	18,989	—	—	—	—	—	—	—

Total home loan portfolio — excluding purchased credit impaired	224,330	157,106	155,823	150,863	140,756	134,103	134,315	145,398
Home loan portfolio -purchased credit impaired: (d)
Home equity	26,507	—	—	—	—	—	—	—
Prime mortgage	24,672	—	—	—	—	—	—	—
Subprime mortgage	3,863	—	—	—	—	—	—	—
Option ARMs	22,653	—	—	—	—	—	—	—

Total home loan portfolio — purchased credit impaired	77,695	—	—	—	—	—	—	—
Other Consumer:
Auto loans and leases	43,306	44,867	44,714	42,350	40,871	41,231	40,937	41,009
Credit card — reported (e)	92,881	76,278	75,888	84,352	79,409	80,495	78,173	85,881
Other loans	34,724	30,419	29,334	28,733	27,556	27,240	28,146	27,097

TOTAL CONSUMER LOANS — REPORTED	472,936	308,670	305,759	306,298	288,592	283,069	281,571	299,385

TOTAL LOANS — REPORTED	761,381	538,029	537,056	519,374	486,320	465,037	449,765	483,127
Credit card — securitized	93,664	79,120	75,062	72,701	69,643	67,506	68,403	66,950

TOTAL LOANS — MANAGED	855,045	617,149	612,118	592,075	555,963	532,543	518,168	550,077
Derivative receivables	118,648	122,389	99,110	77,136	64,592	59,038	49,647	55,601
Receivables from customers (f)	25,422	26,572	—	—	—	—	—	—

TOTAL CREDIT-RELATED ASSETS	999,115	766,110	711,228	669,211	620,555	591,581	567,815	605,678
Wholesale lending-related commitments	407,823	430,028	438,392	446,652	468,145	435,718	412,382	391,424

TOTAL	$1,406,938	$1,196,138	$1,149,620	$1,115,863	$1,088,700	$1,027,299	$980,197	$997,102

Memo: Total by category
Total wholesale exposure (g)	$840,338	$808,348	$768,799	$736,864	$730,465	$676,724	$630,223	$630,767
Total consumer managed loans (h)	566,600	387,790	380,821	378,999	358,235	350,575	349,974	366,335

Total	$1,406,938	$1,196,138	$1,149,620	$1,115,863	$1,088,700	$1,027,299	$980,197	$997,102

Risk profile of wholesale credit exposure:

Investment-grade (i)	$620,524	$595,043	$590,439	$571,394	$548,663	$532,134	$487,309	$490,185

Noninvestment-grade: (i)
Noncriticized	161,503	154,218	147,771	134,983	155,172	127,818	121,981	113,049
Criticized performing	14,491	11,611	9,570	6,267	5,605	4,964	5,090	4,599
Criticized nonperforming	1,418	899	742	571	414	252	263	427

Total noninvestment-grade	177,412	166,728	158,083	141,821	161,191	133,034	127,334	118,075

Loans held-for-sale & loans at fair value	16,980	20,005	20,277	23,649	20,611	11,556	15,580	22,256
Receivables from customers (f)	25,422	26,572	—	—	—	—	—	—
Purchased nonperforming wholesale loans (j)	—	—	—	—	—	—	—	251

Total wholesale exposure	$840,338	$808,348	$768,799	$736,864	$730,465	$676,724	$630,223	$630,767

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset Management.

(b)	Includes loans held-for-sale and loans at fair value.

(c)	Includes Retail Financial Services, Card Services and residential mortgage loans reported in the Corporate/Private Equity segment to be risk managed by the Chief Investment Office.

(d)
Purchased credit impaired loans represent loans acquired in the Washington Mutual transaction that were considered credit impaired under SOP 03-3, and include loans that were considered nonperforming by Washington Mutual prior to the transaction closing. Under SOP 03-3, these loans are considered to be performing loans as of the transaction date and are initially recorded at fair value and accrete interest income over the estimated life of the loan when cash flows are reasonably estimable, even if the underlying loans are contractually past due.

(e)	Includes $158 million of purchased credit impaired loans at September 30, 2008.

(f)	Represents margin loans to brokerage customers included in accrued interest and accounts receivable on the Consolidated Balance Sheet.

(g)	Represents total wholesale loans, derivative receivables, wholesale lending-related commitments and receivables from customers.

(h)	Represents total consumer loans plus credit card securitizations, and excludes consumer lending-related commitments.

(i)	Excludes loans held-for-sale and loans at fair value.

(j)
Represents distressed held-for-sale wholesale loans purchased as part of IB’s proprietary activities, which were excluded from nonperforming assets. During the first quarter of 2007, the Firm elected the fair value option of accounting for this portfolio of nonperforming loans. These loans were classified as trading assets commencing January 1, 2007.

Note: The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3
Noninvestment-Grade: BB+ / Ba1 and below

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2008	2008	2008	2007	2007	2007	2007	2006
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS (a)
Loans — U.S.	$1,185	$806	$761	$490	$401	$190	$205	$309
Loans — Non-U.S.	220	64	20	24	26	38	62	82

TOTAL WHOLESALE LOANS	1,405	870	781	514	427	228	267	391

CONSUMER LOANS (b)
Home loan portfolio (includes RFS and Corporate/Private Equity):
Home equity (c)	1,142	1,008	924	786	556	469	442	454
Prime mortgage	1,496	1,232	860	501	282	404	319	181
Subprime mortgage (c)	2,384	1,715	1,401	1,017	790	481	449	588

Total home loan portfolio	5,022	3,955	3,185	2,304	1,628	1,354	1,210	1,223
Auto loans and leases	119	102	94	116	92	81	95	132
Credit card — reported	5	6	6	7	7	8	9	9
Other loans	382	340	335	341	336	335	326	322

TOTAL CONSUMER LOANS (d) (e)	5,528	4,403	3,620	2,768	2,063	1,778	1,640	1,686

TOTAL NONPERFORMING LOANS REPORTED (c)	6,933	5,273	4,401	3,282	2,490	2,006	1,907	2,077

Derivative receivables	45	80	31	29	34	30	36	36
Assets acquired in loan satisfactions	2,542	880	711	622	485	387	269	228

TOTAL NONPERFORMING ASSETS	$9,520	$6,233	$5,143	$3,933	$3,009	$2,423	$2,212	$2,341

TOTAL NONPERFORMING LOANS TO TOTAL LOANS REPORTED	0.91%	0.98%	0.82%	0.63%	0.51%	0.43%	0.42%	0.43%
NONPERFORMING ASSETS BY LOB

Investment Bank	$583	$490	$439	$453	$325	$119	$128	$269
Retail Financial Services (c) (e)	7,878	5,153	4,230	3,309	2,513	2,134	1,898	1,902
Card Services	5	6	6	7	7	8	9	9
Commercial Banking	923	510	453	148	136	137	142	122
Treasury & Securities Services	—	—	—	—	—	—	—	—
Asset Management	121	68	11	12	28	21	35	39
Corporate/Private Equity (f)	10	6	4	4	—	4	—	—

TOTAL	$9,520	$6,233	$5,143	$3,933	$3,009	$2,423	$2,212	$2,341

(a)	Included nonperforming loans held-for-sale and loans at fair value of $32 million, $51 million, $70 million, $50 million, $75 million, $25 million, $4 million and $4 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively. Excluded purchased held-for-sale wholesale loans.

(b)	There were no nonperforming loans held-for-sale at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, while there were $215 million, $112 million and $116 million at June 30, 2007, March 31, 2007, and December 31, 2006, respectively.

(c)	During the second quarter of 2008, the policy for classifying subprime mortgage and home equity loans as nonperforming was changed to conform with all other home lending products. Prior period nonperforming loans and assets have been revised to conform with this change.

(d)	Nonperforming loans and assets excluded (1) loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by U.S. government agencies of $1.8 billion, $1.9 billion, $1.8 billion, $1.5 billion, $1.3 billion, $1.2 billion, $1.3 billion, and $1.2 billion at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March, 31, 2007, and December 31, 2006, respectively, and (2) education loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $405 million, $371 million, $252 million, $279 million, $241 million, $200 million, $178 million, and $219 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.

(e)	Excludes purchased credit impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis and the pools are considered to be performing under SOP 03-3.

(f)	Predominantly relates to held-for-investment prime mortgage loans transferred from AM to the Corporate/Private Equity segment.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
GROSS CHARGE-OFFS
Wholesale loans	$71	$82	$130	$54	$101	$13	$17	$185	$186
Consumer (includes RFS and Corporate/Private Equity)	1,375	1,079	880	582	403	321	241	1,547	802
Credit card — reported	1,245	1,209	1,144	1,000	911	877	847	3,635	2,896

Total loans — reported	2,691	2,370	2,154	1,636	1,415	1,211	1,105	5,367	3,884
Credit card — securitized	985	949	791	716	679	704	702	2,801	2,579

Total loans — managed	3,676	3,319	2,945	2,352	2,094	1,915	1,807	8,168	6,463

RECOVERIES
Wholesale loans	19	41	38	29	19	42	23	113	208
Consumer (includes RFS and Corporate/Private Equity)	49	54	55	47	49	48	53	197	226
Credit card — reported	139	145	155	131	126	136	126	519	408

Total loans — reported	207	240	248	207	194	226	202	829	842
Credit card — securitized	112	119	110	97	101	114	109	421	369

Total loans — managed	319	359	358	304	295	340	311	1,250	1,211

NET CHARGE-OFFS
Wholesale loans	52	41	92	25	82	(29)	(6)	72	(22)
Consumer (includes RFS and Corporate/Private Equity)	1,326	1,025	825	535	354	273	188	1,350	576
Credit card — reported	1,106	1,064	989	869	785	741	721	3,116	2,488

Total loans — reported	2,484	2,130	1,906	1,429	1,221	985	903	4,538	3,042
Credit card — securitized	873	830	681	619	578	590	593	2,380	2,210

Total loans — managed	$3,357	$2,960	$2,587	$2,048	$1,799	$1,575	$1,496	$6,918	$5,252

NET CHARGE-OFF RATES
Wholesale loans (a)	0.10%	0.08%	0.18%	0.05%	0.19%	(0.07)%	(0.02)%	0.04%	(0.01)%
Consumer (b)	2.29	1.81	1.50	1.01	0.70	0.57	0.47	0.69	0.31
Credit card — reported	5.56	5.66	5.01	4.36	3.89	3.76	3.57	3.90	3.37
Total loans — reported (a) (b)	1.91	1.67	1.53	1.19	1.07	0.90	0.85	1.00	0.73
Credit card — securitized	4.43	4.32	3.70	3.38	3.34	3.46	3.56	3.43	3.28
Total loans — managed (a) (b)	2.24	2.02	1.81	1.48	1.37	1.25	1.22	1.33	1.09

Memo: Credit card — managed	5.00	4.98	4.37	3.89	3.64	3.62	3.57	3.68	3.33

(a)	Average wholesale loans held-for-sale and loans at fair value were $18.0 billion, $20.8 billion, $20.1 billion, $26.8 billion, $17.8 billion, $15.5 billion and $14.2 billion for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, and March 31, 2007, respectively, and $18.6 billion and $22.2 billion for full year 2007 and 2006, respectively. These amounts were excluded when calculating the net charge-off rates.

(b)	Average consumer (excluding card) loans held-for-sale and loans at fair value were $1.5 billion, $3.6 billion, $4.4 billion, $4.0 billion, $5.4 billion, $11.7 billion and $21.7 billion for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, and March 31, 2007, respectively, and $10.6 billion and $16.1 billion for full year 2007 and 2006, respectively. These amounts were excluded when calculating the net charge-off rates.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,246	$11,746	$9,234	$8,113	$7,633	$7,300	$7,279	$7,279	$7,090
Additions resulting from acquisition, September 25, 2008 (a)	2,535	—	—	—	—	—	—	—	—
Net charge-offs	(2,484)	(2,130)	(1,906)	(1,429)	(1,221)	(985)	(903)	(4,538)	(3,042)
Provision for loan losses (b)	5,760	3,624	4,419	2,550	1,693	1,316	979	6,538	3,153
Other (c)	(5)	6	(1)	—	8	2	(55)	(45)	78

Ending balance	$19,052	$13,246	$11,746	$9,234	$8,113	$7,633	$7,300	$9,234	$7,279

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING- RELATED COMMITMENTS
Beginning balance	$686	$855	$850	$858	$766	$553	$524	$524	$400
Provision for lending-related commitments (d)	27	(169)	5	(8)	92	213	29	326	124

Ending balance	$713	$686	$855	$850	$858	$766	$553	$850	$524

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset specific	$253	$174	$146	$108	$53	$52	$54	$108	$51
Formula — based	5,326	4,295	3,691	3,046	2,810	2,650	2,639	3,046	2,660

Total wholesale	5,579	4,469	3,837	3,154	2,863	2,702	2,693	3,154	2,711

Consumer
Asset specific	70	61	75	80	70	81	70	80	$67
Formula — based	13,403	8,716	7,834	6,000	5,180	4,850	4,537	6,000	4,501

Total consumer	13,473	8,777	7,909	6,080	5,250	4,931	4,607	6,080	4,568

Total allowance for loan losses	19,052	13,246	11,746	9,234	8,113	7,633	7,300	9,234	7,279
Allowance for lending-related commitments	713	686	855	850	858	766	553	850	524

Total allowance for credit losses	$19,765	$13,932	$12,601	$10,084	$8,971	$8,399	$7,853	$10,084	$7,803

Wholesale allowance for loan losses to total wholesale loans (e)	2.06%	2.13%	1.82%	1.67%	1.62%	1.59%	1.76%	1.67%	1.68%
Consumer allowance for loan losses to total consumer loans (f) (g)	2.86	2.86	2.63	2.01	1.84	1.79	1.72	2.01	1.71
Allowance for loan losses to total loans (e) (f) (g)	2.56	2.57	2.29	1.88	1.76	1.71	1.74	1.88	1.70
Allowance for loan losses to total nonperforming loans (h) (i)	287	254	271	286	336	432	408	286	372
Allowance for loan losses to ending loans excluding purchased impaired loans (g)	2.87	2.57	2.29	1.88	1.76	1.71	1.74	1.88	1.70

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$2,654	$2,429	$1,891	$1,329	$1,112	$1,037	$1,037	$1,329	$1,052
Retail Financial Services	7,517	5,062	4,496	2,668	2,135	1,818	1,501	2,668	1,392
Card Services	5,946	3,705	3,404	3,407	3,107	3,096	3,092	3,407	3,176
Commercial Banking	2,698	1,843	1,790	1,695	1,623	1,551	1,531	1,695	1,519
Treasury & Securities Services	47	40	26	18	13	9	11	18	7
Asset Management	170	147	130	112	115	105	114	112	121
Corporate/Private Equity	20	20	9	5	8	17	14	5	12

Total	$19,052	$13,246	$11,746	$9,234	$8,113	$7,633	$7,300	$9,234	$7,279

(a)	Related to the Washington Mutual transaction in the third quarter of 2008.

(b)	Includes accounting conformity loan loss reserve provision related to the acquisition of Washington Mutual Bank’s banking operations.

(c)	Full year 2006 primarily reflect The Bank of New York transaction.

(d)	Full year 2006 included $7 million related to The Bank of New York transaction.

(e)	Wholesale loans held-for-sale and loans at fair value were $17.0 billion, $20.0 billion, $20.3 billion, $23.6 billion, $20.6 billion, $11.6 billion, $15.6 billion, and $22.5 billion at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively, these amounts were excluded when calculating the allowance coverage ratios.

(f)	Consumer loans held-for-sale were $1.6 billion, $2.2 billion, $4.5 billion, $4.0 billion, $3.9 billion, $8.3 billion, $13.4 billion, and $32.7 billion at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively. These amounts were excluded when calculating the allowance coverage ratios.

(g)	Includes $78.1 billion in purchased credit impaired loans acquired in the Washington Mutual transaction and accounted for under SOP 03-3 at September 30, 2008. These loans were accounted for at fair value on the acquisition date, including an adjustment for expected credit losses over the remaining life of the portfolio. Accordingly, no allowance for loan losses has been recorded for these loans as of September 30, 2008.

(h)	Nonperforming loans held-for-sale and loans at fair value were $32 million, $51 million, $70 million, $50 million, $75 million, $240 million, $116 million, and $120 million at September 30, 2008, June 30, 2007, March 31, 2007, December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively.

(i)	Approximately $6.7 billion in nonperforming loans acquired in the Washington Mutual transaction and accounted for under SOP 03-3 were excluded when calculating the ratio of allowance for loan losses to total nonperforming loans. These loans were recorded at fair value on the acquisition date, which reflected expected cash flows (including credit losses), over the remaining life of the portfolio. Accordingly, no allowance for loan losses has been recorded for these assets as of September 30, 2008.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$238	$538	$571	$208	$146	$(13)	$35	$376	$112
Commercial Banking	105	77	143	105	98	10	17	230	133
Treasury & Securities Services	7	7	11	5	3	(1)	4	11	(1)
Asset Management	21	17	17	(2)	4	(13)	(8)	(19)	(30)
Corporate/Private Equity (a) (b)	564	36	—	—	—	—	—	—	(1)

Total wholesale	935	675	742	316	251	(17)	48	598	213

Retail Financial Services	2,056	1,584	2,688	1,063	671	592	294	2,620	552
Card Services — reported	1,356	1,364	989	1,169	785	741	636	3,331	2,388
Corporate/Private Equity (a) (c)	1,413	1	—	2	(14)	—	1	(11)	—

Total consumer	4,825	2,949	3,677	2,234	1,442	1,333	931	5,940	2,940

Total provision for loan losses	$5,760	$3,624	$4,419	$2,550	$1,693	$1,316	$979	$6,538	$3,153

LENDING-RELATED COMMITMENTS
Investment Bank	$(4)	$(140)	$47	$(8)	$81	$177	$28	$278	$79
Commercial Banking	21	(30)	(42)	—	14	35	—	49	27
Treasury & Securities Services	11	—	1	(1)	6	1	2	8	—
Asset Management	(1)	—	(1)	1	(1)	2	(1)	1	2

Total wholesale	27	(170)	5	(8)	100	215	29	336	108

Retail Financial Services	—	1	—	—	(8)	(2)	—	(10)	9
Card Services — reported	—	—	—	—	—	—	—	—	—

Total consumer	—	1	—	—	(8)	(2)	—	(10)	9

Total provision for lending-related commitments	$27	$(169)	$5	$(8)	$92	$213	$29	$326	$117

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$234	$398	$618	$200	$227	$164	$63	$654	$191
Commercial Banking	126	47	101	105	112	45	17	279	160
Treasury & Securities Services	18	7	12	4	9	—	6	19	(1)
Asset Management	20	17	16	(1)	3	(11)	(9)	(18)	(28)
Corporate/Private Equity (a) (b)	564	36	—	—	—	—	—	—	(1)

Total wholesale	962	505	747	308	351	198	77	934	321

Retail Financial Services	2,056	1,585	2,688	1,063	663	590	294	2,610	561
Card Services — reported	1,356	1,364	989	1,169	785	741	636	3,331	2,388
Corporate/Private Equity (a) (c)	1,413	1	—	2	(14)	—	1	(11)	—

Total consumer	4,825	2,950	3,677	2,234	1,434	1,331	931	5,930	2,949

Total provision for credit losses	5,787	3,455	4,424	2,542	1,785	1,529	1,008	6,864	3,270

Card Services — securitized	873	830	681	619	578	590	593	2,380	2,210

Managed provision for credit losses	$6,660	$4,285	$5,105	$3,161	$2,363	$2,119	$1,601	$9,244	$5,480

(a)	Represents provision expense related to loans acquired in the Washington Mutual transaction in the third quarter of 2008.

(b)	Represents provision expense related to loans acquired in the Bear Stearns transaction in the second quarter of 2008.

(c)	Includes amounts related to held-for-investment prime mortgages transferred from AM to the Corporate/Private Equity segment during 2007.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
CAPITAL, INTANGIBLE ASSETS AND DEPOSITS
(in millions, except per share and ratio data)

								Full Year	Full Year
	3Q08	2Q08	1Q08	4Q07	3Q07	2Q07	1Q07	2007	2006
COMMON SHARES OUTSTANDING
Weighted-average basic shares outstanding	3,444.6	3,426.2	3,396.0	3,367.1	3,375.9	3,415.1	3,456.4	3,403.6	3,470.1
Weighted-average diluted shares outstanding	3,444.6 (d)	3,531.0	3,494.7	3,471.8	3,477.7	3,521.6	3,559.5	3,507.6	3,573.9
Common shares outstanding — at period end	3,726.9	3,435.7	3,400.8	3,367.4	3,358.8	3,398.5	3,416.3	3,367.4	3,461.7

Cash dividends declared per share	$0.38	$0.38	$0.38	$0.38	$0.38	$0.38	$0.34	$1.48	$1.36
Book value per share	36.95	37.02	36.94	36.59	35.72	35.08	34.45	36.59	33.45
Dividend payout (a)	399%	71%	56%	44%	39%	31%	25%	34%	34%

NET INCOME	$527	$2,003	$2,373	$2,971	$3,373	$4,234	$4,787	$15,365	$14,444
Preferred dividends	161	90	—	—	—	—	—	—	4

Net income applicable to common stock	$366	$1,913	$2,373	$2,971	$3,373	$4,234	$4,787	$15,365	$14,440

NET INCOME PER SHARE
Basic earnings per share
Income (loss) from continuing operations	(0.06)	0.56	0.70	0.88	1.00	1.24	1.38	4.51	3.93
Net income	0.11	0.56	0.70	0.88	1.00	1.24	1.38	4.51	4.16

Diluted earnings per share
Income (loss) from continuing operations	(0.06)	0.54	0.68	0.86	0.97	1.20	1.34	4.38	3.82
Net income	0.11	0.54	0.68	0.86	0.97	1.20	1.34	4.38	4.04

SHARE PRICE
High	$49.00	$49.95	$49.29	$48.02	$50.48	$53.25	$51.95	$53.25	$49.00
Low	29.24	33.96	36.01	40.15	42.16	47.70	45.91	40.15	37.88
Close	46.70	34.31	42.95	43.65	45.82	48.45	48.38	43.65	48.30
Market capitalization	174,048	117,881	146,066	146,986	153,901	164,659	165,280	146,986	167,199

STOCK REPURCHASE PROGRAM (b)
Aggregate repurchases	$—	$—	$—	$163.3	$2,135.4	$1,875.3	$4,000.9	$8,174.9	$3,936.1
Common shares repurchased	—	—	—	3.6	47.0	36.7	80.9	168.2	90.7
Average purchase price	$—	$—	$—	$45.29	$45.42	$51.13	$49.45	$48.60	$43.41

CAPITAL RATIOS (c)
Tier 1 capital	$111,630	$98,775	$89,646	$88,746	$86,096	$85,096	$82,538	$88,746	$81,055
Total capital	159,175	145,012	134,948	132,242	128,543	122,276	115,142	132,242	115,265
Risk-weighted assets	1,261,034	1,079,199	1,075,697	1,051,879	1,028,551	1,016,031	972,813	1,051,879	935,909
Adjusted average assets	1,555,297	1,536,439	1,507,724	1,473,541	1,423,171	1,376,727	1,324,145	1,473,541	1,308,699
Tier 1 capital ratio	8.9%	9.2%	8.3%	8.4%	8.4%	8.4%	8.5%	8.4%	8.7%
Total capital ratio	12.6	13.4	12.5	12.6	12.5	12.0	11.8	12.6	12.3
Tier 1 leverage ratio	7.2	6.4	5.9	6.0	6.0	6.2	6.2	6.0	6.2

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$46,121	$45,993	$45,695	$45,270	$45,335	$45,254	$45,063	$45,270	$45,186
Mortgage servicing rights	17,048	11,617	8,419	8,632	9,114	9,499	7,937	8,632	7,546
Purchased credit card relationships	1,827	1,984	2,140	2,303	2,427	2,591	2,758	2,303	2,935
All other intangibles	3,653	3,675	3,815	3,796	3,959	4,103	4,205	3,796	4,371

Total intangibles	$68,649	$63,269	$60,069	$60,001	$60,835	$61,447	$59,963	$60,001	$60,038

DEPOSITS
U.S. offices:
Noninterest-bearing	$193,253	$125,606	$132,072	$129,406	$115,036	$120,470	$123,942	$129,406	$132,781
Interest-bearing	506,974	362,150	394,613	376,194	354,459	342,079	342,368	376,194	337,812
Non-U.S. offices:
Noninterest-bearing	9,747	7,827	7,232	6,342	6,559	5,919	8,104	6,342	7,662
Interest-bearing	259,809	227,322	227,709	228,786	202,037	182,902	152,014	228,786	160,533

Total deposits	$969,783	$722,905	$761,626	$740,728	$678,091	$651,370	$626,428	$740,728	$638,788

(a)	Based on net income amounts.

(b)	Excludes commission costs.

(c)	The Federal Reserve has granted the Firm, for a period of 18 months following the merger with Bear Stearns, relief up to a certain specified amount and subject to certain conditions from the Federal Reserve’s risk-based and leverage capital guidelines in respect to the Bear Stearns risk-weighted assets and other exposures acquired. The amount of such relief is subject to reduction by one-sixth each quarter subsequent to the merger with Bear Stearns and expires on October 1, 2009.

(d)	Common equivalent shares have been excluded from the computation of diluted earnings per share for the third quarter of 2008, as the effect would be antidilutive.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
Glossary of Terms

ACH: Automated Clearing House.
Average managed assets: Refers to total assets on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized.
Beneficial interest issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase & Co. consolidates under FIN 46R. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available-for-sale securities, loans and other assets.
Contractual credit card charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.
Corporate/Private Equity: Includes Private Equity, Treasury and Corporate Other, which includes other centrally managed expense and discontinued operations.
Credit card securitizations: Card Services’ managed results excludes the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Through securitization, the Firm transforms a portion of its credit card receivables into securities, which are sold to investors. The credit card receivables are removed from the Consolidated Balance Sheets through the transfer of the receivables to a trust and the sale of undivided interests to investors that entitle the investors to specific cash flows generated from the credit card receivables. The Firm retains the remaining undivided interests as seller’s interests, which are recorded in loans on the Consolidated Balance Sheets. A gain or loss on the sale of credit card receivables to investors is recorded in other income. Securitization also affects the Firm’s Consolidated Statements of Income as the aggregate amount of interest income, certain fee revenue and recoveries that is in excess of the aggregate amount of interest paid to the investors, gross credit losses and other trust expense related to the securitized receivables are reclassified into credit card income in the Consolidated Statements of Income.
FIN 46(R): FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51.”
Investment-grade: An indication of credit quality based upon JPMorgan Chase & Co.’s internal risk assessment system. “Investment-grade” generally represents a risk profile similar to a rating of a “BBB-"/“Baa3” or better, as defined by independent rating agencies.
Managed basis: A non-GAAP presentation of financial results that includes reclassifications related to credit card securitizations and to present revenue on a fully taxable-equivalent basis. Management uses this non-GAAP financial measure at the segment level because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.
Managed credit card receivables: Refers to credit card receivables on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the mark-to-market value is positive, it indicates the counterparty owes JPMorgan Chase & Co. and, therefore, creates a repayment risk for the Firm. When the mark-to-market value is negative, JPMorgan Chase & Co. owes the counterparty. In this situation, the Firm does not have repayment risk.
Merger costs: Reflects costs associated with the Washington Mutual and Bear Stearns mergers in 2008, costs associated with The Bank of New York, Inc. transaction (“The Bank of New York”) in 2007, and costs associated with the 2004 merger with Bank One Corporation.
MSR risk management revenue: Includes changes in MSR asset fair value due to inputs or assumptions in model and derivative valuation adjustments and other.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead ratio: Noninterest expense as a percentage of total net revenue.
Principal transactions (revenue): Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with financial instruments held by the Investment Bank for which the SFAS 159 fair value option was elected. Principal transactions revenue also include private equity gains and losses.
Reported basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, but excludes the impact of taxable equivalent adjustments.
SFAS: Statement of Financial Accounting Standards.
SFAS 140: “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities — a replacement of FASB Statement No. 125.”
SFAS 141: “Business Combinations.”
SFAS 157: “Fair Value Measurements.”
SFAS 159: “The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115.”
SOP 03-3: “Accounting for Certain Loans of Debt Securities Acquired in a Transfer.”
Taxable-equivalent basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Unaudited: Financial statements and information that have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
Line of Business Metrics

Investment Banking
IB’S REVENUE COMPRISES THE FOLLOWING:
1. Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets include client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.
3. Equities markets include client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.
4. Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for the IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities, and changes in the credit valuation adjustment, which is the component of the fair value of a derivative that reflects the credit quality of the counterparty.
Retail Financial Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN RETAIL BANKING:
1. Personal bankers - Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
2. Sales specialists - Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments, and business banking, by partnering with the personal bankers.
MORTGAGE FEES AND RELATED INCOME COMPRISE THE FOLLOWING:
1. Production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans and other production-related fees.
2. Net mortgage servicing revenue
a)	Servicing revenue represents all gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees, late fees and other ancillary fees.

b)	Changes in MSR asset fair value due to:
—	market-based inputs such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model.

—	modeled servicing portfolio runoff (or time decay)
c)	Derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
3. MSR risk management results include changes in the MSR asset fair value due to inputs or assumptions and derivative valuation adjustments and other.
Retail Financial Services (continued)
MORTGAGE ORIGINATION CHANNELS COMPRISE THE FOLLOWING:
1. Retail - Borrowers who are buying or refinancing a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.
2. Wholesale - A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for and do not underwrite the loans.
3. Correspondent - Correspondents are banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.
4. Correspondent negotiated transactions (“CNT”) - These transactions occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis, and exclude purchased bulk servicing transactions. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.
Card Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN CARD SERVICES:
1. Charge volume - Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened - Includes originations, purchases and sales.
3. Merchant acquiring business - Represents an entity that processes bank card transactions for merchants. JPMorgan Chase & Co. is a partner in Chase Paymentech Solutions, LLC, a merchant acquiring business.
4. Bank card volume - Represents the dollar amount of transactions processed for merchants.
5. Total transactions - Represents the number of transactions and authorizations processed for merchants.

JPMorgan Chase & Co.
JPMORGAN CHASE & CO.
Line of Business Metrics (continued)

Commercial Banking
COMMERCIAL BANKING REVENUE COMPRISES THE FOLLOWING:
1. Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-based structures and leases.
2. Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, commercial card, and deposit products, sweeps and money market mutual funds.
3. Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, foreign exchange hedges and securities sales.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN COMMERCIAL BANKING:
1. Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities sold under repurchase agreements.
2. IB revenue, gross - Represents total revenue related to investment banking products sold to CB clients.
Treasury & Securities Services
Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN TREASURY & SECURITIES SERVICES:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.
Asset Management
Assets under management: Represent assets actively managed by Asset Management on behalf of institutional, private banking, retail, private client services and Bear Stearns brokerage clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 43% ownership interest as of September 30, 2008.
Assets under supervision: Represents assets under management as well as custody, brokerage, administration and deposit accounts.
Alternative assets: The following types of assets constitute alternative investments — hedge funds, currency, real estate and private equity.
AM’s CLIENT SEGMENTS COMPRISE THE FOLLOWING:
1. Institutional brings comprehensive global investment services — including asset management, pension analytics, asset/liability management and active risk budgeting strategies — to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.
2. The Private Bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.
3. Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.
4. Private Wealth Management offers high-net-worth individuals, families and business owners in the United States comprehensive wealth management solutions, including investment management, capital markets and risk management, tax and estate planning, banking, and specialty-wealth advisory services.
5. Bear Stearns Brokerage provides investment advice and wealth management services to high-net-worth individuals, money managers, and small corporations.